Registration No. 033-06343
                                                                       811-04704
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549
                                    FORM N-1A
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           (X)

                         Pre-Effective Amendment No. ( )


                       Post-Effective Amendment No. 28 (x)


                                     and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       (X)


                              Amendment No. 30 (x)
                        (Check appropriate box or boxes.)
                       -----------------------------------


                          THE PRIMARY TREND FUND, INC.
                          ----------------------------
               (Exact Name of Registrant as Specified in Charter)

           700 North Water Street
            Milwaukee, Wisconsin                                    53202
            --------------------                                    ------
  (Address of Principal Executive Offices)                        (Zip Code)

                                 (414) 271-7870
                                 --------------
              (Registrant's Telephone Number, including Area Code)

               Lilli Gust                                      Copy to:
 Arnold Investment Counsel Incorporated                   Richard L. Teigen
         700 North Water Street                          Foley & Lardner LLP
       Milwaukee, Wisconsin 53202                     777 East Wisconsin Avenue
(Name and Address of Agent for Service)               Milwaukee, Wisconsin 53202


Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective.

It is proposed that this filing become effective (check appropriate box):

[ ]      immediately upon filing pursuant to paragraph (b)


[X]      on October 31, 2005 pursuant to paragraph (b)


[ ]      60 days after filing pursuant to paragraph (a)(1)


[ ]      on (date) pursuant to paragraph (a) (1)


[ ]      75 days after filing pursuant to paragraph (a)(2)

[ ]      on  (date)  pursuant to paragraph (a) (2) of Rule 485

(THE PRIMARY TREND FUNDS LOGO)

PROSPECTUS

THE PRIMARY
TREND FUND

THE PRIMARY
INCOME FUND

MILWAUKEE, WISCONSIN
OCTOBER 31, 2005

PROSPECTUS                                                    OCTOBER 31, 2005

(THE PRIMARY TREND FUNDS LOGO)

 The Primary Trend Funds is a family of two 100% no load mutual funds offering the following investment choices:

o THE PRIMARY TREND FUND             o THE PRIMARY INCOME FUND
  (invests mainly in common stocks)    (invests mainly in dividend-paying common
                                        stocks and to a lesser extent in fixed-
                                        income securities and preferred stocks)

 Please read this Prospectus and keep it for future reference. It contains important information, including information on how The Primary Trend Funds invest and the services they offer to shareholders.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Primary Trend Fund, Inc.
The Primary Income Funds, Inc.
700 North Water Street
Milwaukee, WI  53202

1-800-443-6544
(Fund Information Provided by Arnold
Investment Counsel Incorporated)

1-800-968-2122
(Account Information Provided by
U.S. Bancorp Fund Services, LLC)

www.primarytrendfunds.com


                               TABLE OF CONTENTS

Questions Every Investor Should Ask Before
  Investing in The Primary Trend Funds                                       1

Fees and Expenses                                                            6

Who Manages the Funds?                                                       7

How Are The Funds' Share Prices
  Determined?                                                                7

How Do I Open An Account and
  Purchase Shares?                                                           8

How Do I Sell My Shares?                                                    10

May Shareholders Make Exchanges
  Between Funds?                                                            13

What About Dividends, Capital Gains
  Distributions and Taxes?                                                  13

Financial Highlights                                                        14


QUESTIONS EVERY INVESTOR SHOULD ASK BEFORE INVESTING
  IN THE PRIMARY TREND FUNDS

1.   WHAT ARE THE GOALS OF THE PRIMARY TREND FUNDS?

     THE PRIMARY TREND FUND                              NASDAQ SYMBOL:  PTFDX

     The Primary Trend Fund seeks capital growth and income.

     THE PRIMARY INCOME FUND                             NASDAQ SYMBOL:  PINFX

     The Primary Income Fund seeks current income with an opportunity for capital growth.

     Although they have no intention of doing so, either Fund may change its investment objective without obtaining shareholder approval.

2.   WHAT ARE THE PRINCIPAL INVESTMENT STRATEGIES OF THE PRIMARY TREND FUNDS?

     THE PRIMARY TREND FUND

     The Primary Trend Fund invests primarily in common stocks of U.S. companies. Most, but not all, of its common stock investments pay dividends. Typically The Primary Trend Fund invests in well-established mid- to large-capitalization companies (market capitalizations of $3 billion or more) having an operating history of ten or more years. The Fund's investment adviser favors "value" stocks and shuns stocks where the price reflects a premium because of their popularity. The Fund's investment adviser considers a number of financial characteristics such as earnings growth, book value, dividends, asset value and liquidation value in determining whether or not a company's stock is undervalued.

     THE PRIMARY INCOME FUND

     The Primary Income Fund invests primarily in dividend-paying common stocks of United States companies. The Primary Income Fund typically invests in well-established mid- to large-capitalization companies (market capitalizations of $3 billion or more) having an operating history of ten or more years, favors "value" stocks, and shuns stocks where the price reflects a premium because of their popularity. The Primary Income Fund also invests in preferred stocks, which may or may not be convertible into common stock. When the Fund invests in non-convertible preferred stocks, the investment adviser considers the amount of the dividend payment and the capacity and the willingness of the issuer to continue to make dividend payments. When the Fund invests in convertible preferred stocks (as well as other convertible securities) the investment adviser also considers whether the underlying common stock investment is a suitable investment for the Fund.

     The Primary Income Fund also invests in investment-grade (i.e., ranked in one of the four highest credit ratings by a nationally recognized rating agency) corporate bonds and U.S. Government securities. In purchasing debt securities, the investment adviser considers the maturity of the security as well as the credit quality of the issuer. It will lengthen or shorten the maturity of the Fund's portfolio of debt securities depending on its view of the direction of interest rates. The weighted average maturity of its portfolio of debt securities may be as short as two years or as long as thirty years. It will increase or decrease the percentage of debt securities invested in corporate bonds as compared to U.S. Government securities depending on the relative attractiveness of these classes of debt securities.


     The Primary Income Fund normally has more than 25% of its assets invested in regulated power generation utilities and telephone utilities.


BOTH FUNDS

     Each of the Funds, in response to adverse market, economic, political or other conditions, may take temporary defensive positions. This means a Fund will invest some or all of its assets in money market instruments (like U.S. Treasury Bills, commercial paper or commercial paper master notes). The Primary Trend Fund and The Primary Income Fund will not be able to achieve their investment objective of capital growth to the extent that they invest in money market instruments since these securities earn interest but do not appreciate in value. Also these investments will usually have a lower yield than the longer term debt securities in which The Primary Income Fund may invest. When a Fund is not taking a temporary defensive position, it still may hold some cash and money market instruments in order to take advantage of investment opportunities, or so it can pay expenses and satisfy redemption requests.


     The Statement of Additional Information for the Funds, which is incorporated by reference into this Prospectus, contains a description of the Funds' policies and procedures regarding disclosure of their portfolio holdings.


3.   WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE PRIMARY TREND FUNDS?

     Investors in The Primary Trend Funds may lose money. There are risks associated with investments in the types of securities in which The Primary Trend Funds invest. These risks include:


     THE PRIMARY                        THE PRIMARY
     TREND FUND                         INCOME FUND
     -----------------------            ---------------------------------------
     o Market Risk                      o Market Risk
     o Value Investing Risk             o Value Investing Risk
     o Market Timing Risk               o Industry Concentration Risk
                                        o Medium Capitalization Companies Risk
                                        o Interest Rate Risk
                                        o Credit Risk
                                        o Prepayment Risk
                                        o Market Timing Risk



     o MARKET RISK: The prices of the securities in which the Funds invest may decline for a number of reasons. The price declines of common stocks and bonds may be steep, sudden and/or prolonged.


     o VALUE INVESTING RISK: The Funds primarily invest in "value" stocks. Our investment adviser may be wrong in its assessment of a company's value and the stocks the Funds hold may not reach what the investment adviser believes are their full values. From time to time, "value" investing falls out of favor with investors. During these periods, the Funds' relative performance may lag.

     o INDUSTRY CONCENTRATION RISK: The Primary Income Fund's policy of normally investing more than 25% of its assets in the utilities industry means that this Fund may be adversely affected by developments affecting this industry. Utility companies are sensitive to changes in interest rates and other economic conditions, governmental regulation, the price and availability of fuel, environmental protection or energy conservation practices, the level and demand for services, increased competition in deregulated sectors, and the cost and delay of technological developments. The value of shares of The Primary Income Fund may fluctuate more than if it invested in a broader variety of industries.


     o MEDIUM CAPITALIZATION COMPANIES RISK: The securities of medium capitalization companies generally trade in lower volumes than those of large capitalization companies and tend to be more volatile because mid-cap companies tend to be more susceptible to adverse business or economic events than larger more established companies.



     o INTEREST RATE RISK: The Primary Income Fund may invest in debt securities. In general, the value of bonds and other debt securities falls when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes than shorter term obligations. There have been extended periods of increases in interest rates that have caused significant declines in bond prices.



     o CREDIT RISK: The Primary Income Fund may invest in debt securities not backed by the full faith and credit of the United States. The issuers of such bonds and other debt securities may not be able to make interest or principal payments. Even if these issuers are able to make interest or principal payments, they may suffer adverse changes in financial condition that would lower the credit quality of the issuer, leading to greater volatility in the price of the security.



     o PREPAYMENT RISK: The issuers of bonds and other debt securities held by The Primary Income Fund may prepay principal due on securities, particularly during periods of declining interest rates. Securities subject to prepayment risk generally offer less potential for gain when interest rates decline, and may offer a greater potential for loss when interest rates rise. Rising interest rates may cause prepayments to occur at a slower than expected rate thereby increasing the average life of the security and making the security more sensitive to interest rate changes.


     o MARKET TIMING RISK: Frequent purchases and redemptions of Fund shares by a shareholder may harm other Fund shareholders by interfering with the efficient management of a Fund's portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares. The Funds' Board of Directors has determined not to adopt policies and procedures that discourage frequent purchases and redemptions of Fund shares. The officers of the Funds receive reports on a regular basis as to purchases and redemptions of Fund shares and review these reports to determine if there is any unusual trading in Fund shares. The officers of the Funds will report to the Board of Directors any such unusual trading in Fund shares that is disruptive to the Funds. In such event, the Funds' Board of Directors may reconsider its decision not to adopt policies and procedures.

     BECAUSE OF THESE RISKS THE FUNDS ARE A SUITABLE INVESTMENT ONLY FOR THOSE INVESTORS WHO HAVE LONG-TERM INVESTMENT GOALS. PROSPECTIVE INVESTORS WHO ARE UNCOMFORTABLE WITH AN INVESTMENT THAT WILL FLUCTUATE IN VALUE SHOULD NOT INVEST IN THE FUNDS.

4.   HOW HAVE THE PRIMARY TREND FUNDS PERFORMED?

     The bar charts and tables that follow provide some indication of the risks of investing in The Primary Trend Funds by showing changes in their performance from year to year and how their average annual returns over various periods compare to the performance of various broad-based securities indices. Please remember that each Fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

                             THE PRIMARY TREND FUND
                        (Total return per calendar year)

                         1995                    16.20%
                         1996                    29.98%
                         1997                    18.19%
                         1998                    -2.01%
                         1999                    -2.67%
                         2000                    21.47%
                         2001                     1.74%
                         2002                   -12.63%
                         2003                    26.91%
                         2004                     8.22%

Note: During the ten year period shown on the bar chart, the Fund's highest total return for a quarter was 16.26% (quarter ended June 30, 2003) and the lowest total return for a quarter was (11.94)% (quarter ended September 30, 2002).

       The Fund's 2005 year to date total return is 0.35% (January 1, 2005 through the quarter ended September 30, 2005).


       AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDING DECEMBER 31, 2004)                       PAST YEAR        PAST FIVE YEARS      PAST TEN YEARS
------------------------------------------                       ---------        ---------------      --------------
The Primary Trend Fund
   Return before taxes                                             8.22%               8.20%                9.70%
   Return after taxes on distributions(1)<F1>                      7.37%               7.28%                7.74%
   Return after taxes on distributions
     and sale of Fund shares(1)<F1>                                6.19%               6.65%                7.51%
S&P 500(R) Index(2)<F2>                                           10.88%               2.30%               12.07%


(1)<F1> The after-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.
(2)<F2> The S&P 500(R) Index is a widely recognized unmanaged index of common stock prices. The returns of the S&P 500(R) Index do not reflect the deduction of taxes or of any fees or expenses associated with investments in the securities comprising the S&P 500(R) Index, and thus represent "gross returns".

                            THE PRIMARY INCOME FUND
                        (Total return per calendar year)

                         1995                    20.62%
                         1996                    20.09%
                         1997                    25.51%
                         1998                     0.53%
                         1999                    -8.49%
                         2000                    20.34%
                         2001                     3.13%
                         2002                   -10.45%
                         2003                    17.26%
                         2004                     7.98%

Note: During the ten year period shown on the bar chart, the Fund's highest total return for a quarter was 12.20% (quarter ended June 30, 2003) and the lowest total return for a quarter was (11.33)% (quarter ended September 30, 2002).


       The Fund's 2005 year to date total return is 4.38% (January 1, 2005 through the quarter ended September 30, 2005).



       AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDING DECEMBER 31, 2004)                       PAST YEAR        PAST FIVE YEARS      PAST TEN YEARS
-----------------------------------------                        ---------        ---------------      --------------
The Primary Income Fund
   Return before taxes                                             7.98%               7.07%                8.94%
   Return after taxes on distributions(1)<F3>                      7.68%               6.22%                6.74%
   Return after taxes on distributions
     and sale of Fund shares(1)<F3>                                5.56%               5.62%                6.56%
S&P 500(R) Index(2)<F4>                                           10.88%               2.30%               12.07%


(1)<F3> The after-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.
(2)<F4> The S&P 500(R) Index is a widely recognized unmanaged index of common stock prices. The returns of the S&P 500(R) Index do not reflect the deduction of taxes or of any fees or expenses associated with investments in the securities comprising the S&P 500(R) Index, and thus represent "gross returns".

FEES AND EXPENSES

  The table below describes the fees and expenses that you may pay if you buy and hold shares of The Primary Trend Funds.

SHAREHOLDER FEES (fees paid directly from your investment)


                                                            THE PRIMARY           THE PRIMARY
                                                            TREND FUND            INCOME FUND
                                                            ---------------       ---------------
Maximum Sales Charge (Load) Imposed on Purchases
  (as a Percentage of offering price)                       No Sales Charge       No Sales Charge
Maximum Deferred Sales Charge (Load)                        No Deferred           No Deferred
                                                                                  Sales Charge Sales Charge
Maximum Sales Charge (Load) Imposed on
  Reinvested Dividends And Distributions                    No Sales Charge       No Sales Charge
Redemption Fee                                              None(1)<F5>           None(1)<F5>
Exchange Fee                                                None(2)<F6>           None(2)<F6>

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
Management Fees                                             0.74%                 0.74%
Distribution and/or Service (12b-1) Fees                    0.00%                 0.00%
Other Expenses                                              0.74%                 2.20%
Total Annual Fund Operating Expenses                        1.48%                 2.94%(3)<F7>



(1)<F5>   Our transfer agent charges a fee of $15.00 for each wire redemption.
(2)<F6>   Our transfer agent charges a fee of $5.00 for each telephone exchange.
(3)<F7> The Primary Income Fund had actual Total Annual Fund Operating Expenses for the most recent fiscal year that were less than the amounts shown. Our investment adviser reimbursed this Fund to the extent necessary to ensure that Total Annual Fund Operating Expenses did not exceed 1.00%. Our investment adviser may discontinue these reimbursements at any time, but will not do so prior to June 30, 2006.


EXAMPLE

     This Example is intended to help you compare the cost of investing in The Primary Trend Funds with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                     1 YEAR    3 YEARS   5 YEARS    10 YEARS
                                     ------    -------   -------    --------
The Primary Trend Fund                $151       $468       $808     $1,768
The Primary Income Fund(1)<F8>        $297       $910     $1,548     $3,261

(1)<F8> During the most recent fiscal year, our investment adviser reimbursed The Primary Income Fund in an amount such that Total Annual Fund Operating Expenses equaled 1.00%. Assuming Total Annual Fund Operating Expenses of 1.00%, your costs, based on an assumed $10,000 investment and 5% annual return, would be:

                                     1 Year    3 Years    5 Years    10 Years
                                     ------    -------    -------    --------
                                      $102       $318       $552     $1,225
WHO MANAGES THE FUNDS?

     Arnold Investment Counsel Incorporated (the "Adviser") is the investment adviser to both Funds. The Adviser's address is:

                        700 North Water Street
                        Milwaukee, Wisconsin  53202


     The Adviser has been in business since 1978 and has been the Funds' only investment adviser. As the investment adviser to the Funds, the Adviser manages the investment portfolio of each Fund. All of the decisions it makes concerning the securities to buy and sell for the Funds are made by the Funds' portfolio managers, Lilli Gust and Barry Arnold. Ms. Gust has been an officer of the Adviser since 1978, and during the past five years has been the President and Treasurer of the Adviser and a Portfolio Manager for the Adviser. Mr. Arnold has been an officer or employee of the Adviser since 1987, and during the past five years has been the Chief Investment Officer and Secretary of the Adviser, and a Portfolio Manager for the Adviser. Ms. Gust and Mr. Arnold are co-portfolio managers for the Funds. As such they are equally responsible for the day-to-day management of the portfolios of the Funds. During the last fiscal year, each Fund paid the Adviser an annual investment advisory fee equal to the following percentages of average net assets:


                        The Primary Trend Fund   0.74%
                        The Primary Income Fund  0.74%


     A discussion regarding the basis for the Board of Directors approving the investment advisory agreements with the Adviser will be available in the Funds' semi-annual report to shareholders for the period ending December 31, 2005.


     The Statement of Additional Information for the Funds, which is incorporated by reference into this Prospectus, provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.

HOW ARE THE FUNDS' SHARE PRICES DETERMINED?

     The price at which investors purchase shares of each Fund and at which shareholders redeem shares of each Fund is called its net asset value. The Primary Trend Fund and The Primary Income Fund normally calculate their net asset values as of the close of regular trading (normally 3:00 p.m. Central
Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on weekends and most major holidays. Each Fund calculates its net asset value based on the market prices of the securities (other than money market instruments) it holds. Each Fund values most money market instruments it holds at their amortized cost, which the Board of Directors has determined accurately reflects the fair value of such instruments. Each Fund will process purchase orders that it receives and accepts and redemption orders that it receives prior to the close of regular trading on a day that the New York Stock Exchange is open at the net asset value determined LATER THAT DAY. It will process purchase orders that it receives and accepts and redemption orders that it receives AFTER the close of regular trading at the net asset value determined at the close of regular trading on the NEXT DAY the New York Stock Exchange is open.

     If market quotations are not readily available, the Funds will value securities at their fair value pursuant to procedures established by and under the supervision of the Board of Directors. The fair value of a security is the amount which the Funds might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price and the Funds may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the New York Stock Exchange.

HOW DO I OPEN AN ACCOUNT AND PURCHASE SHARES?


FOREIGN INVESTORS



     The Funds do not accept investments by non-U.S. persons. Please contact the Adviser for more information.


HOW TO PURCHASE SHARES FROM THE FUNDS

     1. Read this Prospectus carefully.

     2. Determine how much you want to invest keeping in mind the following minimums:
            o   New accounts                            $500
            o   Automatic Investment Plan               $ 50
            o   Dividend reinvestment             No Minimum
            o   Additional investments:
                    (by mail)                           $100
                    (by wire transfer)                  $500

     3. Complete an Account Application, carefully following the instructions. For additional investments, complete the remittance form attached to your individual account statements. If you have any questions or need applications or forms, please call 1-800-443-6544.

        In compliance with the USA Patriot Act, please note that the transfer agent, U.S. Bancorp Fund Services, LLC, will verify certain information on your Account Application as part of the Funds' Anti-Money Laundering Program. In order to ensure compliance with this law, the Funds are required to obtain the following information for all registered owners and all authorized individuals:

            o   Full Name
            o   Date of Birth
            o   Social Security Number
            o   Permanent Street Address (P.O. Box is not acceptable)
            o   Corporate accounts require additional documentation

        Please note that your Account Application will be returned if any information is missing or the Funds do not have a reasonable belief of your identity.


     4. Make your check payable to The Primary Trend Funds. All checks must be drawn on a bank located within the United States and must be payable in U.S. Dollars. The Funds will not accept payment in cash, including cashier's checks (in amounts of less than $10,000) or money orders. Also, to prevent fraud, the Funds will not accept third party checks, U.S. Treasury checks, credit card checks, traveler's checks or starter checks for the purchase of shares. U.S. BANCORP FUND SERVICES, LLC, THE FUNDS' TRANSFER AGENT, WILL CHARGE A $25.00 SERVICE FEE FOR ANY PAYMENT RETURNED FOR ANY REASON. THE SHAREHOLDER WILL ALSO BE RESPONSIBLE FOR ANY LOSSES SUFFERED BY THE FUNDS AS A RESULT. THE FUNDS MAY REDEEM SHARES YOU OWN AS REIMBURSEMENT FOR ANY SUCH LOSSES.


     5. Send the application and check to:

            BY FIRST CLASS MAIL
                The Primary Trend Funds
                c/o U.S. Bancorp Fund Services, LLC
                P.O. Box 701
                Milwaukee, WI 53201-0701

            BY OVERNIGHT DELIVERY SERVICE OR EXPRESS MAIL
                The Primary Trend Funds
                c/o U.S. Bancorp Fund Services, LLC
                3rd Floor
                615 East Michigan Street
                Milwaukee, WI 53202-5207

PLEASE DO NOT SEND LETTERS BY OVERNIGHT DELIVERY SERVICE OR EXPRESS MAIL TO THE POST OFFICE BOX ADDRESS.

You may purchase shares by wire transfer.

     Initial Investment by Wire - If you wish to open an account by wire, please call 1-800-968-2122 before you wire funds in order to make arrangements with a telephone service representative to submit your completed application via mail, overnight delivery, or facsimile. Upon receipt of your application, your account will be established and a service representative will contact you within 24 hours to provide an account number and wiring instructions. You may then contact your bank to initiate the wire using the instructions you were given.

     Subsequent Investments by Wire - Please call 1-800-968-2122 before you wire funds in order to advise the transfer agent of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire. YOU SHOULD WIRE FUNDS TO:

            U.S. Bank, N.A.
            777 East Wisconsin Avenue
            Milwaukee, WI 53202
            ABA #075000022
            CREDIT:
            U.S. Bancorp Fund Services, LLC
            Account #112-952-137
            FURTHER CREDIT:
            (name of Fund to be purchased)
            (shareholder registration)
            (shareholder account number, if known)


     PLEASE REMEMBER THAT U.S. BANK, N.A. MUST RECEIVE YOUR WIRED FUNDS PRIOR TO THE CLOSE OF REGULAR TRADING ON THE NEW YORK STOCK EXCHANGE FOR YOU TO RECEIVE SAME DAY PRICING. THE FUNDS AND U.S. BANK, N.A. ARE NOT RESPONSIBLE FOR THE CONSEQUENCES OF DELAYS RESULTING FROM THE BANKING OR FEDERAL RESERVE WIRE SYSTEM, OR FROM INCOMPLETE WIRING INSTRUCTIONS.


PURCHASING SHARES FROM BROKER-DEALERS, FINANCIAL INSTITUTIONS AND OTHERS

     Some broker-dealers may sell shares of the Funds. These broker-dealers may charge investors a fee either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Funds or the Adviser. Some broker-dealers may purchase and redeem shares on a three-day settlement basis.

     The Funds may enter into agreements with broker-dealers, financial institutions or other service providers ("Servicing Agents") that may include the Funds as investment alternatives in the programs they offer or administer. Servicing agents may:

        o Become shareholders of record of the Funds. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent. This also means that purchases made through Servicing Agents are not subject to the Funds' minimum purchase requirements.

        o Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Funds.

        o Charge fees to their customers for the services they provide them. Also, the Funds and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers.

        o Be allowed to purchase shares by telephone with payment to follow the next day. If the telephone purchase is made prior to the close of regular trading on the New York Stock Exchange, it will receive same day pricing.

        o Be authorized to accept purchase orders on behalf of the Funds (and designate other Servicing Agents to accept purchase orders on the Funds' behalf). This means that a Fund will process the purchase order at the net asset value which is determined following the Servicing Agent's (or its designee's) receipt of the customer's order.

     If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent. When you purchase shares of the Funds through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Fund on a timely basis. If the Servicing Agent does not, or if it does not pay the purchase price to the Funds within the period specified in its agreement with the Funds, it may be held liable for any resulting fees or losses.

OTHER INFORMATION ABOUT PURCHASING SHARES OF THE FUNDS

     The Funds may reject any Account Application for any reason. The Funds will not accept purchase orders made by telephone unless they are from a Servicing Agent which has an agreement with the Funds.

     The Funds will not issue certificates evidencing shares purchased unless the investor makes a written request for a certificate. The Funds will send investors a written confirmation for all purchases of shares, whether or not evidenced by certificates.

     For your convenience, the Funds offer an automatic investment plan. Under the automatic investment plan, after your initial investment, you authorize the Funds to withdraw from your personal checking or savings account each month an amount that you wish to invest, which must be at least $50. The Funds' Statement of Additional Information, which is incorporated by reference into this Prospectus, contains a description of the automatic investment plan. The Funds also offer the following plans:

            o   Traditional IRA
            o   Roth IRA
            o   SEP-IRA
            o   Simple IRA
            o   Education Savings Account

Investors can obtain further information about the automatic investment plan, IRAs and Education Savings Account by calling the Funds at 1-800-443-6544. The Funds recommend that investors consult with a competent financial and tax advisor regarding the plans before investing through them.

HOW DO I SELL MY SHARES?

HOW TO REDEEM (SELL) SHARES DIRECTLY WITH THE FUND

     1. Prepare a letter of instruction containing:
            o   the name of the Fund(s)
            o   account number(s)
            o   the amount of money or number of shares being redeemed
            o   the name(s) on the account
            o   daytime phone number
            o additional information that the Funds may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity. Please contact the Funds' transfer agent, U.S. Bancorp Fund Services, LLC, in advance, at 1-800-968-2122 if you have any questions.

     2. Sign the letter of instruction exactly as the shares are registered. Joint ownership accounts must be signed by all owners.

     3. If there are certificates representing your shares, enclose the certificates or execute a stock power exactly as your shares are registered.

     4. Have the SIGNATURES GUARANTEED by a commercial bank or trust company in the United States, a member firm of the New York Stock Exchange or other eligible guarantor institution in the following situations:

            o   The redemption proceeds will be in excess of $10,000
            o The redemption request is made within 15 days of a change of address
            o The redemption proceeds are to be sent to a person other than the person in whose name the shares are registered
            o The redemption proceeds are to be sent to an address other than the address of record
            o   To change bank information on your account
            o   To change ownership on an account

        A NOTARIZED SIGNATURE IS NOT AN ACCEPTABLE SUBSTITUTE FOR A SIGNATURE GUARANTEE.

        Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program.

     5. Send the letter of instruction to:

            BY FIRST CLASS MAIL
                The Primary Trend Funds
                c/o U.S. Bancorp Fund Services, LLC
                Shareholder Services Center
                P.O. Box 701
                Milwaukee, WI  53201-0701

            BY OVERNIGHT DELIVERY SERVICE OR EXPRESS MAIL
                The Primary Trend Funds
                c/o U.S. Bancorp Fund Services, LLC
                3rd Floor
                615 East Michigan Street
                Milwaukee, WI  53202-5207

        PLEASE DO NOT SEND LETTERS OF INSTRUCTION BY OVERNIGHT DELIVERY SERVICE OR EXPRESS MAIL TO THE POST OFFICE BOX ADDRESS.


     6. No redemption request will become effective until all documents have been received in good order with all required information and documents as necessary. Shareholders should contact U.S. Bancorp Fund Services, LLC for further information concerning documentation required for redemption of fund shares for certain account types, like corporations, executors, administrators, trustees, guardians, agents or attorneys-in-fact. If the dollar amount requested to be redeemed is greater than the current value of your account, the Funds may direct the transfer agent to redeem your entire account balance.


HOW TO REDEEM (SELL) SHARES THROUGH SERVICING AGENTS

     If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent. Contact the Servicing Agent for instructions on how to do so.

REDEMPTION PRICE

     The redemption price per share you receive for redemption requests is the next determined net asset value after:

        o U.S. Bancorp Fund Services, LLC receives your written request in proper form with all required information.

        o A Servicing Agent or its designee that has been authorized to accept redemption requests on behalf of the Funds receives your request in accordance with its procedures.

PAYMENT OF REDEMPTION PROCEEDS

        o For those shareholders who redeem shares by mail, U.S. Bancorp Fund Services, LLC will mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the redemption request in proper form with all required information.

        o Redemption proceeds may be wired to a commercial bank authorized on your Account Application, in which case a $15 fee will be deducted from your account.

        o For those shareholders who redeem shares through Servicing Agents, the Servicing Agent will transmit the redemption proceeds in accordance with its redemption procedures.

MARKET TIMING PROCEDURES

     Frequent purchases and redemptions of any of the Funds' shares by a shareholder may harm other shareholders of that Fund by interfering with the efficient management of that Fund's portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares. Notwithstanding the foregoing, the Funds' Board of Directors has determined not to adopt policies and procedures that discourage frequent purchases and redemptions of Fund shares because the Funds have not experienced frequent purchases and redemptions of Fund shares that have been disruptive to the Funds.

     The officers of the Funds receive reports on a regular basis as to purchases and redemptions of Fund shares and review these reports to determine if there is any unusual trading in Fund shares. The officers of the Funds will report to the Board of Directors any such unusual trading in Fund shares that is disruptive to the Funds. In such event, the Funds' Board of Directors may reconsider its decision not to adopt policies and procedures.

OTHER REDEMPTION CONSIDERATIONS

     When redeeming shares of the Funds, shareholders should consider the following:

        o   The redemption may result in a taxable gain.

        o Shareholders who redeem shares held in an IRA must indicate on their redemption request whether or not to withhold federal income taxes. If not, these redemptions, as well as redemptions of other retirement plans not involving a direct rollover to an eligible plan, will be subject to federal income tax withholding.

        o The Funds may delay the payment of redemption proceeds for up to seven days in all cases.

        o If you purchased shares by check, the Funds may delay the payment of redemption proceeds until they are reasonably satisfied the check has cleared (which may take up to 15 days from the date of purchase).

        o If your account balance falls below $500 because you redeem shares, you will be given 60 days to make additional investments so that your account balance is $500 or more. If you do not, the Funds may close your account and mail the redemption proceeds to you.

        o While highly unlikely, the Funds may pay redemption requests "in kind." This means that the Funds may pay redemption requests entirely or partially with securities rather than with cash.

MAY SHAREHOLDERS MAKE EXCHANGES BETWEEN FUNDS?

     Shares of either of The Primary Trend Funds may be exchanged for shares of the other Primary Trend Fund or the First American Prime Obligations Fund, a money market mutual fund, at their relative net asset values. (An affiliate of U.S. Bancorp Fund Services, LLC advises the First American Prime Obligations Fund. Please call 1-800-968-2122 for a prospectus describing First American Prime Obligations Fund.) You may have a taxable gain or loss as a result of an exchange because the Internal Revenue Code treats an exchange as a sale of shares.

HOW TO EXCHANGE SHARES

     1. Read carefully this Prospectus and, if applicable, the prospectus for First American Prime Obligations Fund.

     2. Determine the number of shares you want to exchange keeping in mind that telephone exchanges are subject to a $1,000 minimum.

     3. Write to The Primary Trend Funds, c/o U.S. Bancorp Fund Services, LLC, 3rd Floor, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or call U.S. Bancorp Fund Services, LLC at 1-800-968-2122. U.S. Bancorp Fund Services, LLC charges a fee of $5.00 for each telephone exchange. There is no charge for a written exchange.

WHAT ABOUT DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES?

     The Primary Trend Fund distributes substantially all of its net investment income and substantially all of its capital gains annually. The Primary Income Fund distributes substantially all of its net investment income monthly and substantially all of its capital gains annually. You have two distribution options:

        o AUTOMATIC REINVESTMENT -- Both dividend and capital gains distributions will be reinvested in additional Fund shares.

        o ALL CASH OPTION -- Both dividend and capital gains distributions will be paid in cash.

     You may make this election on the Account Application. You may change your election by writing to U.S. Bancorp Fund Services, LLC or by calling 1-800-968-2122.

     If you elect to have dividends and/or capital gain distributions paid in cash, the Funds will automatically reinvest all distributions under $10 in additional Fund shares.

     If you elect to receive dividends and distributions in cash, and your dividend or distribution check is returned to the Funds as undeliverable or remains uncashed for six months, the Funds reserve the right to reinvest such dividends or distributions and all future dividends and distributions payable to you in additional Fund shares at net asset value. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

     Each Fund's distributions, whether received in cash or additional shares of the Fund, may be subject to federal and state income tax. These distributions may be taxed as ordinary income (although a portion of each Fund's dividends may be taxable to investors at the lower rate applicable to dividend income) and capital gains (which may be taxed at different rates depending on the length of time the Fund holds the assets generating the capital gains). The Primary Trend Fund and The Primary Income Fund expect that their distributions will consist of both ordinary income (including dividend income) and long-term capital gains.

FINANCIAL HIGHLIGHTS

     The financial highlights tables are intended to help you understand each Fund's financial performance for the past five fiscal years of operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by BKD, LLP for the fiscal years ended June 30, 2005 and 2004 and by other independent accountants for fiscal years prior to 2004. Information for the years ended June 30, 2001 through 2003 was audited by Ernst & Young, LLP. The report of BKD, LLP, along with the Funds' financial statements, are included in the Annual Report which is available upon request.

                             THE PRIMARY TREND FUND

                                                                       FOR THE YEARS ENDED JUNE 30,
                                                     ----------------------------------------------------------------
                                                     2005           2004           2003           2002           2001
                                                     ----           ----           ----           ----           ----
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, Beginning of Year                  $13.09         $11.30         $11.84         $12.39         $10.55
                                                    ------         ------         ------         ------         ------

Net Investment Income                                 0.08           0.05           0.04           0.05           0.16
Net Realized and Unrealized
  Gain (Loss) on Investments                          0.44           1.86          (0.03)         (0.39)          2.19
                                                    ------         ------         ------         ------         ------
Total from Investment Operations                      0.52           1.91           0.01          (0.34)          2.35
                                                    ------         ------         ------         ------         ------

Less Distributions:
From Net Investment Income                           (0.06)         (0.03)         (0.05)         (0.12)         (0.20)
From Net Realized Gains                              (0.54)         (0.09)         (0.50)         (0.09)         (0.31)
                                                    ------         ------         ------         ------         ------
Total Distributions                                  (0.60)         (0.12)         (0.55)         (0.21)         (0.51)
                                                    ------         ------         ------         ------         ------
Net Increase (Decrease)                              (0.08)          1.79          (0.54)         (0.55)          1.84
                                                    ------         ------         ------         ------         ------
Net Asset Value, End of Year                        $13.01         $13.09         $11.30         $11.84         $12.39
                                                    ------         ------         ------         ------         ------
                                                    ------         ------         ------         ------         ------
TOTAL INVESTMENT RETURN                              4.27%         17.05%          0.34%         (2.77%)        22.54%

RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Year (in thousands)             $17,206        $16,714        $14,892        $15,963        $17,650
Ratio of Net Expenses to Average Net Assets          1.48%          1.49%          1.60%          1.44%          1.38%
Ratio of Net Investment Income
  to Average Net Assets                              0.67%          0.39%          0.41%          0.41%          1.36%
Portfolio Turnover                                   37.5%          31.7%          27.5%          34.4%          44.7%

                             THE PRIMARY INCOME FUND


                                                                       FOR THE YEARS ENDED JUNE 30,
                                                     ----------------------------------------------------------------
                                                     2005           2004           2003           2002           2001
                                                     ----           ----           ----           ----           ----
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, Beginning of Year                  $12.28         $11.25         $11.90         $12.22         $10.40
                                                    ------         ------         ------         ------         ------

Net Investment Income                                 0.25           0.22           0.25           0.28           0.35
Net Realized and Unrealized
  Gain (Loss) on Investments                          0.85           1.03          (0.65)         (0.32)          1.82
                                                    ------         ------         ------         ------         ------
Total from Investment Operations                      1.10           1.25          (0.40)         (0.04)          2.17
                                                    ------         ------         ------         ------         ------

Less Distributions:
From Net Investment Income                           (0.25)         (0.22)         (0.25)         (0.28)         (0.35)
                                                    ------         ------         ------         ------         ------
Total Distributions                                  (0.25)         (0.22)         (0.25)         (0.28)         (0.35)
                                                    ------         ------         ------         ------         ------
Net Increase (Decrease)                               0.85           1.03          (0.65)         (0.32)          1.82
                                                    ------         ------         ------         ------         ------
Net Asset Value, End of Year                        $13.13         $12.28         $11.25         $11.90         $12.22
                                                    ------         ------         ------         ------         ------
                                                    ------         ------         ------         ------         ------
TOTAL INVESTMENT RETURN                              9.01%         11.23%         (3.20%)        (0.37%)        21.09%

RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Year (in thousands)              $4,036         $3,819         $3,534         $3,680         $3,726
Ratio of Net Expenses to Average Net Assets          1.00%          1.00%          1.00%          1.00%          1.00%
Ratio of Net Investment Income
  to Average Net Assets                              1.98%          1.91%          2.36%          2.27%          3.02%
Ratio of Total Expenses to Average Net Assets        2.94%          2.84%          3.06%          2.78%          2.44%
Portfolio Turnover                                   28.2%          23.8%          30.5%          21.5%          36.6%


(THE PRIMARY TREND FUNDS LOGO)

WWW.PRIMARYTRENDFUNDS.COM

INVESTMENT ADVISER
   Arnold Investment Counsel Incorporated
   700 North Water Street
   Milwaukee, Wisconsin 53202
   1-800-443-6544

OFFICERS
   Lilli Gust, President and Treasurer
   Barry S. Arnold, Vice President and Secretary

DIRECTORS
   Barry S. Arnold
   Clark J. Hillery
   William J. Rack

ADMINISTRATOR
   UMB Fund Services, Inc.
   803 West Michigan Street, Suite A
   Milwaukee, Wisconsin 53233

CUSTODIAN
   U.S. Bank, N.A.
   777 East Wisconsin Avenue
   Milwaukee, Wisconsin 53202

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
   U.S. Bancorp Fund Services, LLC
   615 East Michigan Street
   Milwaukee, Wisconsin 53202
   1-800-968-2122

INDEPENDENT AUDITORS
   BKD, LLP
   1360 Post Oak Boulevard, Suite 1900
   Houston, Texas 77056

LEGAL COUNSEL
   Foley & Lardner LLP
   777 East Wisconsin Avenue
   Milwaukee, Wisconsin 53202

Founding member of
100%
NO-LOAD TM
MUTUAL FUND
COUNCIL

                            THE PRIMARY TREND FUNDS
                                 PRIVACY POLICY

We collect the following nonpublic personal information about you:

     o Information we receive from you on applications or other forms, correspondence or conversations.

     o  Information about your transactions with us, our affiliates or others.

We do not disclose any nonpublic personal information about our current or former shareholders to anyone, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transaction. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund(s) through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary may govern how your nonpublic personal information would be shared with nonaffiliated third parties.

                          Not part of the Prospectus.

     To learn more about The Primary Trend Funds you may want to read the Primary Trend Funds' Statement of Additional Information (or "SAI") which contains additional information about the Funds. The Primary Trend Funds have incorporated the SAI into the Prospectus by reference. This means that you should consider the contents of the SAI to be part of the Prospectus.

     You also may learn more about The Primary Trend Funds' investments by reading The Primary Trend Funds' annual and semi-annual reports to shareholders. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the performance of the Funds during their last fiscal year.

     The SAI and the annual and semi-annual reports are all available to shareholders and prospective investors without charge, simply by calling 1-800-443-6544. The Funds also make available the SAI and the annual and semiannual reports, free of charge, on their Internet website
(http://www.primarytrendfunds.com).

     Prospective investors and shareholders who have questions about The Primary Trend Funds may CALL the above number, WRITE to the address below, or visit our WEB SITE also shown below:

     The Primary Trend Funds, Inc.
     700 North Water Street
     Milwaukee, WI  53202
     www.primarytrendfunds.com

     The general public can review and copy information about The Primary Trend Funds (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Please call 1-202-942-8090 for information on the operations of the Public Reference Room.) Reports and other information about The Primary Trend Funds are also available on the EDGAR Database at the Securities and Exchange Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to:

     Public Reference Section
     Securities and Exchange Commission
     Washington, D.C.  20549-0102

     Please refer to The Primary Trend Funds' Investment Company Act File No. 811-04704 for The Primary Trend Fund and 811-05831 for The Primary Income Fund when seeking information about The Primary Trend Funds from the Securities and Exchange Commission.

STATEMENT OF ADDITIONAL INFORMATION                             October 31, 2005
-----------------------------------




                             THE PRIMARY TREND FUNDS


                  This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of The Primary Trend Funds dated October 31, 2005. Requests for copies of the prospectus should be made in writing to The Primary Trend Funds, 700 North Water Street, Milwaukee, Wisconsin 53202, or by calling 1-800-443-6544.


                  The following financial statements are incorporated by reference to the Annual Report, dated June 30, 2005, of The Primary Trend Funds (File Nos. 811-04704 and 811-05831), as filed with the Securities and Exchange Commission on Form N-CSR on September 2, 2005:


                  The Primary Trend Fund, Inc.

                           Portfolio of Investments
                           Statement of Assets and Liabilities
                           Statement of Operations
                           Statements of Changes in Net Assets
                           Financial Highlights
                           Notes to Financial Statements
                           Report of Independent Registered Public Accounting
                           Firm

                  The Primary Income Funds, Inc.

                           Portfolios of Investments
                           Statement of Assets and Liabilities
                           Statement of Operations
                           Statements of Changes in Net Assets
                           Financial Highlights
                           Notes to Financial Statements
                           Report of Independent Registered Public Accounting
                           Firm

Shareholders may obtain a copy of the Annual Report, without charge, by calling 1-800-443-6544.

                          THE PRIMARY TREND FUND, INC.
                         THE PRIMARY INCOME FUNDS, INC.
                             700 North Water Street
                           Milwaukee, Wisconsin 53202

                             THE PRIMARY TREND FUNDS

                                Table of Contents

                                                                        Page No.
                                                                        --------

GENERAL INFORMATION AND HISTORY.............................................1

INVESTMENT RESTRICTIONS.....................................................1

INVESTMENT CONSIDERATIONS...................................................3

DISCLOSURE OF PORTFOLIO HOLDINGS............................................9

DIRECTORS AND OFFICERS OF THE COMPANIES....................................11

OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS.........................14

INVESTMENT ADVISER AND ADMINISTRATOR.......................................16

PORTFOLIO MANAGERS.........................................................19

DETERMINATION OF NET ASSET VALUE...........................................20

PURCHASE OF SHARES.........................................................21

REDEMPTION OF SHARES.......................................................22

EXCHANGING SHARES..........................................................22

ALLOCATION OF PORTFOLIO BROKERAGE..........................................24

CUSTODIAN..................................................................25

TAXES......................................................................25

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM..............................26

SHAREHOLDER MEETINGS.......................................................26

CAPITAL STRUCTURE..........................................................27

DESCRIPTION OF SECURITIES RATINGS..........................................28


                  No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated October 31, 2005 and, if given or made, such information or representations may not be relied upon as having been authorized by The Primary Trend Funds.

                  This Statement of Additional Information does not constitute an offer to sell securities.

                         GENERAL INFORMATION AND HISTORY

                  The Primary Trend Fund, Inc. and The Primary Income Funds, Inc. (collectively the "Companies") are open-end, diversified management companies registered under the Investment Company Act of 1940, as amended (the "Act"). The Primary Income Funds, Inc. is a series fund consisting of one series, The Primary Income Fund. The Companies are Wisconsin corporations. The Primary Trend Fund, Inc. was incorporated on June 3, 1986 and The Primary Income Funds, Inc. was incorporated on April 5, 1989. (The Primary Trend Fund and The Primary Income Fund are hereinafter individually referred to as a "Fund" and collectively as the "Funds").

                             INVESTMENT RESTRICTIONS

                  Each Fund has adopted the following investment restrictions which are matters of fundamental policy. Each Fund's fundamental investment policies cannot be changed without approval of the holders of the lesser of: (i) 67% of that Fund's shares present or represented at a shareholders' meeting at which the holders of more than 50% of such shares are present or represented; or
(ii) more than 50% of the outstanding shares of that Fund.

                  1. Neither Fund will purchase securities on margin, participate in a joint-trading account, sell securities short, or write or invest in put or call options. The Primary Income Fund will not invest in warrants which are unattached to fixed income securities. The Primary Trend Fund's investments in warrants, valued at the lower of cost or market, will not exceed 5% of the value of such Fund's net assets and of such 5% not more than 2% of the Fund's net assets at the time of purchase may be invested in warrants that are not listed on the New York or American Stock Exchanges. Warrants are options to purchase securities at a specified price, valid for a specified period of time. Warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. If a Fund does not exercise a warrant, its loss will be the purchase price of the warrant.

                  2. Neither Fund will borrow money or issue senior securities, except for temporary bank borrowings or for emergency or extraordinary purposes (but not for the purpose of purchase of investments) and then only in an amount not in excess of 5% of the value of its total assets, and neither Fund will pledge any of its assets except to secure borrowings and then only to an extent not greater than 10% of the value of such Fund's net assets.

                  3. Neither Fund will lend money (except by purchasing publicly distributed debt securities) or lend its portfolio securities.

                  4. Neither Fund will purchase securities of other investment companies except (a) as part of a plan of merger, consolidation or reorganization approved by the shareholders of such Fund or (b) securities of registered closed-end investment companies on the open market where no commission or profit results, other than the usual and customary broker's commission, and where as a result of such purchase such Fund would hold less than 3% of any class of securities, including voting securities, of any registered closed-end investment company and less than 5% of such Fund's net assets, taken at current value, would be invested in securities of registered closed-end investment companies. The Funds have no current intention of investing in securities of closed-end investment companies.

                  5. Neither Fund will make investments for the purpose of exercising control or management of any company.

                  6. Each Fund will limit its purchases of securities of any one issuer (other than the United States or an agency or instrumentality of the United States government) in such a manner that it will satisfy the requirements of Section 5(b)(1) of the Act. Pursuant to Section 5(b)(1) of the Act at least 75% of the value of a Fund's total assets must be represented by cash and cash items (including receivables), U.S. government securities, securities of other investment companies, and other securities for the purpose of the foregoing limited in respect of any one issuer to an amount not greater than 5% of the value of the total assets of such Fund and to not more than 10% of the outstanding voting securities of such issuer.

                  7. Neither Fund will concentrate 25% or more of the value of its assets, determined at the time an investment is made, exclusive of U.S. government securities, in securities issued by companies primarily engaged in the same industry, except that The Primary Income Fund will concentrate more than 25% of the value of its assets in companies primarily engaged in the utility industry.

                  8. Neither Fund will acquire or retain any security issued by a company, an officer or director of which is an officer or director of either Company or an officer, director or other affiliated person of such Fund's investment adviser.

                  9. Neither Fund will acquire or retain any security issued by a company if any of the directors or officers of either Company, or directors, officers or other affiliated persons of such Fund's investment adviser, beneficially own more than 1/2% of such company's securities and all of the above persons owning more than 1/2% own together more than 5% of its securities.

                  10. Neither Fund will act as an underwriter or distributor of securities other than shares of the applicable Company and will not purchase any securities which are restricted from sale to the public without registration under the Securities Act of 1933, as amended.

                  11. Neither Fund will purchase any interest in any oil, gas or any other mineral exploration or development program.

                  12. Neither Fund will purchase or sell real estate or real estate mortgage loans, but each of the Funds may purchase securities of issuers whose assets consist primarily of real estate or real estate mortgage loans.

                  13. Neither Fund will purchase or sell commodities or commodities contracts.

                  14. Neither Fund will invest more than 5% of such Fund's total assets in securities of issuers which have a record of less than three years of continuous operation, including the operation of any predecessor business of a company which came into existence as a result of any merger, consolidation, reorganization or purchase of substantially all of the assets of such predecessor business.

                  15. Neither Fund's investments in illiquid and/or not readily marketable securities will exceed 10% of such Fund's total assets. The Funds have no current intention of investing in illiquid and/or not readily marketable securities.

                  The aforementioned percentage restrictions on investment or utilization of assets refer to the percentage at the time an investment is made. If these restrictions are adhered to at the time an investment is made, and such percentage subsequently changes as a result of changing market values, or some similar event, no violation of a Fund's fundamental investment restrictions will be deemed to have occurred.

                            INVESTMENT CONSIDERATIONS

                  The Funds' prospectus describes the Funds' principal investment strategies and risks. This section expands upon that discussion and also describes non-principal investment strategies and risks.

Money Market Instruments

                  Each Fund may invest in cash and money market instruments. The Funds may do so when taking a temporary defensive position or to have assets available to pay expenses, satisfy redemption requests or take advantage of investment opportunities. The money market instruments in which they invest include U.S. Treasury Bills, commercial paper and commercial paper master notes.

                  The Funds may invest in commercial paper or commercial paper master notes rated, at the time of purchase, within the highest two rating categories by a nationally recognized statistical rating organization (NRSRO); or unrated commercial paper and commercial paper master notes which the Funds' investment adviser, Arnold Investment Counsel Incorporated (the "Adviser"), believes to be of comparable quality. Commercial paper master notes are demand instruments without a fixed maturity bearing interest at rates that are fixed to known lending rates and automatically adjusted when such lending rates change.

Investment Grade Investments

                  Each Fund may invest in U.S. government securities and publicly distributed corporate bonds and debentures to generate current income and possible capital gains at those times when its investment adviser believes such securities offer opportunities for growth of capital, such as during periods of declining interest rates when the market value of such securities generally rises. Except as set forth below, the Funds will limit their investments in non-convertible bonds and debentures to those which have been assigned one of the four highest ratings of either Standard & Poor's Corporation ("S&P(R)") (AAA, AA, A and BBB) or Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A and Baa), or unrated bonds which the Adviser believes to be of comparable quality. Obligations rated BBB by S&P(R) or Baa by Moody's, although investment grade, exhibit speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of such issuers to make principal and interest payments than in the case of the issuers of higher rated obligations. Unrated securities, while not necessarily of lower quality than rated securities, may not have as broad a market as rated securities. If a non-convertible bond or debenture is downgraded below investment grade by both S&P(R) and Moody's, the Adviser will review such investment on an independent basis to determine whether the security should be sold or retained.

Low-Rated Securities

                  Each Fund may invest up to 5% of its total assets in corporate obligations rated less than investment grade if, in the opinion of the Adviser, such lesser rating is due to a special situation or other extenuating circumstances. Corporate obligations rated less than investment grade (hereinafter referred to as "low-rated securities") are commonly referred to as "junk bonds", and while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in low-rated securities are discussed below. See "DESCRIPTION OF SECURITIES RATINGS."

                  Effect of Interest Rates and Economic Changes

                  Interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of low-rated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Low-rated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of low-rated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of low-rated securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a low-rated security defaulted, the Funds might incur additional expenses in seeking recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of low-rated securities and thus in a Fund's net asset value.

                  The value of a low-rated security generally will decrease in a rising interest rate market. If a Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of low-rated securities (discussed below), a Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation would reduce such Fund's asset base over which expenses could be allocated and could result in a reduced rate of return for such Fund.

                  Payment Expectations

                  Low-rated securities typically contain redemption, call or prepayment provisions which permit the issuers of securities containing such provisions to, at their discretion, redeem the securities. During periods of falling interest rates, issuers of low-rated securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities or otherwise redeem them, the Funds may have to replace the securities with a lower yielding security which could result in less income for such Funds.

                  Credit Ratings

                  Credit ratings issued by credit rating agencies evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of low-rated securities and therefore may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in low-rated securities will be more dependent on the Adviser's credit analysis than would be the case with investments in investment grade debt securities. The Adviser employs its own credit research and analysis which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The Adviser continually monitors the investments in the Funds' portfolios and carefully evaluates whether to dispose of or to retain low-rated securities whose credit ratings or credit quality may have changed.

                  Liquidity and Valuation

                  The Funds may have difficulty disposing of certain low-rated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all low-rated securities there is no established retail secondary market for many of these securities. The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security, and accordingly, the respective net asset values of the Funds and the Funds' ability to dispose of particular securities when necessary to meet their liquidity needs or in response to a specific economic event, or an event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities may also make it more difficult for the Funds to obtain accurate market quotations for purposes of valuing their respective portfolios. Market quotations are generally available on many low-rated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield securities, especially in a thinly-traded market.

Zero Coupon and Pay-In-Kind and Step Coupon Securities

                  The Primary Income Fund may invest in zero coupon, pay-in-kind and step coupon securities. Zero coupon and step coupon bonds are issued and traded at a discount from their face amounts. They do not entitle the holder to any periodic payment of interest prior to maturity or prior to a specified date when the securities begin paying current interest. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

                  Current federal income tax law requires holders of zero coupon securities and step coupon securities to report as interest income each year the portion of the original issue discount on such securities that accrues that year, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), the Company must distribute each Fund's investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because The Primary Income Fund will not receive on a current basis cash payments in respect of accrued original issue discount on zero coupon bonds or step coupon bonds during the period before interest payments commence, in some years The Primary Income Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirement under the Code. Such cash might be obtained from selling other portfolio holdings of the Fund. These actions are likely to reduce the assets to which Fund expenses could be allocated and to reduce the rate of return for the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell the securities at the time.

                  The market prices of zero coupon, step coupon and pay-in-kind securities generally are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit quality.

Government Obligations

                  Each Fund may invest in a variety of U.S. Treasury obligations, including bills, notes and bonds. These obligations differ only in terms of their interest rates, maturities and time of issuance. The Funds may also invest in other securities issued or guaranteed by the U.S. government, its agencies and instrumentalities.

                  Obligations of certain agencies and instrumentalities, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury. Others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; and others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association are supported only by the credit of the agency or instrumentality that issues them. There is no guarantee that the U.S. Government will provide financial support to its agencies or instrumentalities, now or in the future, if it is not obligated to do so by law.

Preferred Stocks

                  Each Fund may invest in preferred stocks. Preferred stocks have a preference over common stocks in liquidation (and generally dividends as well) but are subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stocks with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risks while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit qualify of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similarly stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

American Depository Receipts

                  Each Fund may invest in American Depository Receipts ("ADRs"). ADRs are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in United States dollars; the underlying security may be denominated in a foreign currency. The underlying security may be subject to foreign government taxes which would reduce the yield on such securities. Investments in such securities also involve certain inherent risks, such as political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. Such securities may also be subject to greater fluctuations in price than securities of domestic corporations. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries.

                  Both Funds may invest in ADRs which are "sponsored" or "unsponsored". While similar, distinctions exist relating to the rights and duties of ADR holders and market practices. A depository may establish an unsponsored facility without the participation by, or consent of, the issuer of the deposited securities, although a letter of non-objection from the issuer is often requested. Holders of unsponsored ADRs generally bear all the costs of such facility, which can include deposit and withdrawal fees, currency conversion fees and other service fees. The depository of an unsponsored facility may be under no duty to distribute shareholder communications from the issuer or to pass through voting rights. Issuers of unsponsored ADRs are not obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of the ADR. Sponsored facilities enter into an agreement with the issuer that sets out rights and duties of the issuer, the depository and the ADR holder. This agreement also allocates fees among the parties. Most sponsored agreements also provide that the depository will distribute shareholder notices, voting instruments and other communications.

Portfolio Turnover

                  The Funds do not trade actively for short-term profits. However, if the objectives of the Funds would be better served, short-term profits or losses may be realized from time to time. The annual portfolio turnover rate indicates changes in a Fund's portfolio and is calculated by dividing the lesser of purchases or sales of portfolio securities (excluding securities having maturities at acquisition of one year or less) for the fiscal year by the monthly average of the value of the portfolio securities (excluding securities having maturities at acquisition of one year or less) owned by the Fund during the fiscal year. The annual portfolio turnover rate may vary widely from year to year depending upon market conditions and prospects. Increased portfolio turnover necessarily results in correspondingly higher transaction costs (such as brokerage commissions or mark-ups or mark-downs) which the Fund must pay and increased realized gains (or losses) to investors. Distributions to shareholders of realized gains, to the extent that they consist of net short-term capital gains, will be considered ordinary income for federal income tax purposes.

Utilities Industries Concentration

                  The Primary Income Fund will invest at least 25% of the value of its assets in securities issued by companies primarily engaged in the utility industries. Public utilities, whether state, municipal or investor-owned, often experience certain general problems associated with these industries, including the difficulty in obtaining an adequate return on invested capital in spite of frequent increases in rates which have been granted by the Public Service Commissioners having jurisdiction, the difficulty in financing large construction programs during an inflationary period, the restrictions on operations and increased cost and delays attributable to environmental considerations, the difficulty of the capital markets in absorbing utility debt and equity securities, the difficulty in obtaining fuel for electric generation at reasonable prices and the effects of energy conservation. Certain utilities in which the Funds may invest may operate nuclear power generation facilities. Various governmental bodies are conducting, and may be expected to conduct in the future, reviews relating to nuclear power generation. It is difficult to predict with any degree of certainty the findings, recommendations and other results of these or any future studies and hearings, whether any recommended legislation will be adopted, or whether governmental regulations affecting nuclear generation will be significantly modified. While it is difficult to predict the effect of any of the foregoing on such utilities or any of their products, facilities under construction may be subjected to changes in regulatory requirements and to closer regulatory scrutiny, which in turn may increase exposure to licensing related impacts on schedules, design and operating requirements. Finally, utilities can be expected to experience increased competitive pressures as a consequence of deregulation efforts.

                        DISCLOSURE OF PORTFOLIO HOLDINGS


                  The Funds maintains written policies and procedures (as described below) regarding the disclosure of their portfolio holdings to ensure that disclosure of information about portfolio securities is in the best interests of the Funds' shareholders. Only the Board of Directors may authorize the disclosure of the Funds' portfolio holdings prior to the public disclosure of such information.


                  The officers of the Funds receive reports on a regular basis as to any purchases and redemptions of shares of the Funds and review these reports to determine if there is any unusual trading in shares of the Funds. The officers of the Funds will report to the Board of Directors any such unusual trading in shares of the Funds.

                  There may be instances where the interests of the Funds' shareholders respecting the disclosure of information about portfolio securities may conflict with the interests of the Adviser or an affiliated person of the Funds. In such situations, the Board of Directors will be afforded the opportunity to determine whether or not to allow such disclosure.

Fund Service Providers - Fund Administrator, Independent Registered Public Accounting Firm and Custodian


                  The Funds have entered into arrangements with certain third party service providers for services that require these groups to have access to the Funds' portfolio holdings from time to time, on an ongoing basis. As a result, such third party service providers will receive portfolio holdings information prior to and more frequently than the public disclosure of such information, but only on an as neede basis in connection with their services to the Funds. For example, the Funds' administrator is responsible for maintaining the accounting records of the Funds, which includes maintaining a current portfolio of each Fund. The Funds also undergo an annual audit which requires the Funds' independent registered public accounting firm to review each Fund's portfolio. In addition to the Funds' administrator, the Funds' custodian also maintains an up-to-date list of each Fund's holdings. In each case, the Board of Directors has determined that such advance disclosure is supported by a legitimate business purpose and that each of these parties is contractually and/or ethically prohibited from sharing the Funds' portfolios unless specifically authorized by The Primary Trend Funds. The third party service providers to whom the Funds provide non-public portfolio holdings information are the Adviser, Arnold Investment Counsel Incorporated, the Funds' administrator, UMB Fund Services, Inc., the Funds' independent registered public accountants, BKD, LLP, and the Funds' custodian, U.S. Bank, N.A. The Funds may also provide non-public portfolio holdings information to Funds' financial printer in connection with the preparation, distribution and filing of the Funds' financial reports and public filings.


Rating and Ranking Organizations

                  The Funds may provide their entire portfolios to the following rating and ranking organizations:

               o    Morningstar, Inc.
               o    Lipper, Inc.
               o    Standard & Poor's Ratings Group
               o    Bloomberg L.P.

               o    Thomson Financial Research
               o    Vickers Stock Research


                  The Funds' management has determined that these organizations provide investors with a valuable service and, therefore, are willing to provide them with portfolio information. The Funds may not pay these organizations or receive any compensation from them for providing this information.

                  The Funds may provide portfolio information to these organizations on either a monthly or quarterly basis but not until such information is at least 15 calendar days old. Since this information is not provided on the condition that it be kept confidential or that these organizations not trade on the information, such disclosure could provide these organizations with the ability to make advantageous decisions to place orders for shares of the Funds or to trade against the Funds to the detriment of other shareholders of the Funds. However, since the Funds will not provide this information until such information is at least 15 calendar days old, the disclosure of such non-public portfolio holdings should not be problematic.

Website Disclosure

                  The Funds publish their top ten positions at the end of each calendar quarter on its website (www.primarytrendfunds.com). This information is updated approximately 15 to 30 business days following the end of each quarter. It is available to anyone that visits the website.

                     DIRECTORS AND OFFICERS OF THE COMPANIES

                  As Wisconsin corporations, the business and affairs of each Company are managed by its officers under the direction of its Board of Directors. (The Primary Trend Fund and The Primary Income Fund are the only mutual funds in a "fund complex", as such term is defined in the Act.) The same persons currently serve as directors and officers of both The Primary Trend Fund, Inc. and The Primary Income Funds, Inc. The name, age, address, principal occupations during the past five years and other information with respect to each of the directors of the Companies are as follows:




                                                                                                    Numbers of
                                                                                                     Portfolios
                                                   Term of                                          in the Fund
                                  Position(s)     Office and                                          Complex           Other
                                      Held        Length of         Principal Occupation(s)           Overseen      Directorships
    Name, Address and Age          with Fund     Time Served          during Past 5 Years           by Director    Held by Director
    ---------------------         -----------    -----------      ---------------------------       -----------    ---------------

"Disinterested Persons" of the Funds

Clark J. Hillery                Director         Indefinite,       Director of Team Services for           2          None
700 N. Water Street                              until successor   the Milwaukee Bucks since
Milwaukee, WI 53202                              elected           December, 2000.  Special
Age: 55                                                            Projects Consultant for the
                                                 7 years           Milwaukee Bucks from
                                                                   September, 1999 to December,
                                                                   2000.  General Manager of Meta
                                                                   Graphix from August, 1998
                                                                   through July, 1999
William J. Rack                 Director         Indefinite,       Managing member of Lakeland             2          None
700 N. Water Street                              until successor   Business Properties LLC, which
Milwaukee, WI  53202                             elected           engages in commercial real
Age: 59                                                            estate development and leasing
                                                 3 years


                                                                                                    Numbers of
                                                                                                     Portfolios
                                                   Term of                                          in the Fund
                                  Position(s)     Office and                                          Complex           Other
                                      Held        Length of         Principal Occupation(s)           Overseen      Directorships
    Name, Address and Age          with Fund     Time Served          during Past 5 Years           by Director    Held by Director
    ---------------------         -----------    -----------      ---------------------------       -----------    ---------------

"Interested Persons" of the Funds

Barry S. Arnold*               Director          Indefinite,       Portfolio Manager, Chief                2          None
700 N. Water Street                              until successor   Investment Officer and
Milwaukee, WI  53202                             elected           Secretary of the Adviser
Age: 40
                                                 8 years
                               Vice President    One Year Term
                               and Secretary
Lilli Gust*                    President and     One Year Term     Portfolio Manager, President           N/A         N/A
700 N. Water Street            Treasurer                           and Treasurer of the Adviser
Milwaukee, WI  53202
Age: 59


-------------
*Mr. Arnold and Ms. Gust are "interested persons" of the Funds because they are officers of the Adviser and officers of the Companies.


                  Each Board of Directors of the Companies has an audit committee whose members are Messrs. Hillery and Rack. The primary functions of each audit committee are to recommend to the Board of Directors the independent registered public accounting firm to be retained to perform the annual audit, to review the results of the audit, to review the applicable Fund's internal controls and to review certain other matters relating to the applicable Fund's independent registered public accounting firm and financial records. The audit committee met one time during the fiscal year ended June 30, 2005.

                  The Boards of Directors of the Companies have no other committees.

                  During the fiscal year ended June 30, 2005, each Company paid $1,500 in aggregate remuneration to its disinterested directors. Each Company's standard method of compensating directors is to pay each disinterested director a fee of $250 for each meeting of the Board of Directors of such Company attended. The table below sets forth the compensation paid by each Company to each of the current directors of the Companies during the fiscal year ended June 30, 2005:



                              Aggregate         Pension or Retirement         Estimated Annual     Total Compensation from
                          Compensation from    Benefits Accrued As Part           Benefits             both Companies
Name of Person                 Company           of Company Expenses          Upon Retirement         Paid to Directors
--------------                 -------           -------------------          ---------------         -----------------

                                               The Primary Trend Fund, Inc.
"Disinterested Persons" of the Funds

Clark J. Hillery                  $500                    $0                         $0                      $1,000
Harold L. Holtz*                  $500                    $0                         $0                      $1,000
William J. Rack                   $500                    $0                         $0                      $1,000

"Interested Persons" of the Fund

Barry S. Arnold                     $0                    $0                         $0                          $0
Lilli Gust*                         $0                    $0                         $0                          $0


-------------------------
* Mr. Holtz and Ms. Gust both resigned as directors of each Company effective as of August 11, 2005.


                              Aggregate         Pension or Retirement         Estimated Annual     Total Compensation from
                          Compensation from    Benefits Accrued As Part           Benefits             both Companies
Name of Person                 Company           of Company Expenses          Upon Retirement         Paid to Directors
--------------                 -------           -------------------          ---------------         -----------------

                                            The Primary Income Funds, Inc

"Disinterested Persons" of the Funds

Clark J. Hillery                  $500                    $0                         $0                      $1,000
Harold L. Holtz*                  $500                    $0                         $0                      $1,000
William J. Rack                   $500                    $0                         $0                      $1,000

"Interested Persons" of the Fund

Barry S. Arnold                     $0                   $0                         $0                          $0
Lilli Gust*                         $0                   $0                         $0                          $0

-------------------------
* Mr. Holtz and Ms. Gust both resigned as directors of each Company effective as of August 11, 2005.


                  Each Company and the Adviser have adopted a combined code of ethics pursuant to Rule 17j-1 under the Act. The code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the Funds. The code of ethics generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by a Fund or is being purchased or sold by a Fund.

                  The Funds vote proxies in accordance with the Adviser's proxy voting policy. The Adviser generally follows the so-called "Wall Street Rule" (i.e., it votes as management recommends or sells the stock prior to the meeting). In the event that a vote presents a conflict of interest between the interests of the Funds and the Adviser, the Adviser will disclose the conflict to the Boards of Directors and offer the Boards of Directors the opportunity to instruct the Adviser in voting the securities. Information on how the Funds voted proxies relating to their portfolio securities during the most recent twelve-month period ended June 30 is available without charge by calling 1-800-443-6544 or by accessing the website of the Securities and Exchange Commission at http://www.sec.gov.

               OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS

                  The following table sets forth certain information regarding the ownership of outstanding shares of each of The Primary Trend Fund and The Primary Income Fund, as of September 30, 2005, by (i) each person known by the Companies to own more than 5% of a Fund's outstanding shares, and (ii) all directors and officers of the Companies as a group. Unless otherwise indicated, each shareholder possesses both record and beneficial ownership of the shares listed opposite his or her name.

                             The Primary Trend Fund




                                                                           Amount of                   Percent
                       Name and Address                                   Beneficial
                     of Beneficial Owner                                   Ownership                   of Class

George L. and Ruth L. Leef                                                 247,481                     19.2%
Brookfield, Wisconsin 53005

Lilli Gust                                                                 90,524(1)                   7.0%
Milwaukee, Wisconsin 53208

Directors and Officers as                                                  102,850(1)                  8.0%
a Group (4 persons)




                             The Primary Income Fund




                                                                           Amount of
                       Name and Address                                   Beneficial                   Percent
                     of Beneficial Owner                                   Ownership                   of Class

Lilli Gust                                                                 65,957(1)                   13.2%
Milwaukee, Wisconsin 53208

Carolyn and Michael Gross                                                  28,901                      5.8%
New Berlin, Wisconsin  53146

Steven Mayer                                                               32,710                      6.5%
Crystal Lake, Illinois  60039


Barry S. Arnold                                                            26,107                      5.2%
Hartland, Wisconsin  53029

Directors and Officers as                                                  91,207(1)                   19.5%
a Group (4 persons)



------------------------
     (1) The amount shown includes the shares of such Fund held of record by Arnold Investment Counsel Incorporated and the Arnold Investment Counsel Incorporated 401(k) Plan. Arnold Investment Counsel Incorporated is controlled by Lilli Gust.

                  The following table sets forth the dollar range of equity securities of The Primary Trend Fund and The Primary Income Fund beneficially owned by each current director as of December 31, 2004.



                                                                                            Aggregate Dollar Range
                                                                                             of Equity Securities
                                      Dollar Range of              Dollar Range of             of all Registered
                                   Equity Securities in       Equity Securities in The       Investment Companies
       Name of Director           The Primary Trend Fund        Primary Income Fund            in Fund Company
       ----------------           ----------------------      ------------------------    --------------------

"Disinterested Persons of the Funds"

Clark J. Hillery                    $10,001-$50,000              None                         $10,001-$50,000

William J. Rack                     $1-$10,000                   None                         $1-$10,000

"Interested Persons of the Funds"

Barry S. Arnold                     Over $100,000                Over $100,000                Over $100,000



                      INVESTMENT ADVISER AND ADMINISTRATOR

                  The investment adviser to the Funds is Arnold Investment Counsel Incorporated (the "Adviser"). The Adviser is controlled by Lilli Gust, by virtue of her having voting control of a majority of the Adviser's outstanding shares. Pursuant to investment advisory agreements between the respective Funds and the Adviser (the "Advisory Agreements"), the Adviser furnishes continuous investment advisory and management services to the Funds. The Adviser supervises and manages the investment portfolio of each of the Funds and, subject to such policies as the Boards of Directors of the respective Companies may determine, directs the purchase or sale of investment securities in the day-to-day management of the Funds. The Adviser, at its own expense and without separate reimbursement from any of the Funds, provides the Funds with copies of The Primary Trend investment letter for distribution to shareholders; furnishes office space and all necessary office facilities, equipment and executive personnel for managing each Fund and maintaining its organization; bears all sales and promotional expenses of the Funds, other than expenses incurred in complying with laws regulating the issuance or sale of securities; and pays the salaries and fees of all officers and directors of the Companies (except the fees paid to directors who are not "interested persons" of the Companies). For the foregoing, the Adviser receives from each of The Primary Trend Fund and The Primary Income Fund a monthly fee at the annual rate of .74% of each such Fund's average daily net assets.

                  For the fiscal years ended June 30, 2005, 2004 and 2003, The Primary Trend Fund paid the Adviser fees of $125,093, $118,836 and $103,033, respectively, pursuant to its Advisory Agreement. For the fiscal years ended June 30, 2005, 2004 and 2003, the Adviser effectively waived 100% of its advisory fees for The Primary Income Fund as a result of the expense reimbursements discussed below.

                  The Funds will pay all of their expenses not assumed by the Adviser pursuant to the Advisory Agreements, including, but not limited to: the costs of preparing and printing their registration statements required under the Securities Act of 1933 and the Act and any amendments thereto; the expense of registering their shares with the Securities and Exchange Commission and the various states; the printing and distribution cost of prospectuses mailed to existing shareholders; interest charges; brokerage commissions; and expenses incurred in connection with portfolio transactions. The Funds will also pay: the fees of directors who are not interested persons of the Companies; director and officer liability insurance, if any; salaries of administrative and clerical personnel; association membership dues; auditing and accounting services; legal fees and expenses; fees and expenses of any custodian or trustee having custody of the Funds' assets; expenses of calculating the Funds' net asset values and repurchasing and redeeming shares; and charges and expenses of dividend disbursing agents, registrars and stock transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any related problems.

                  The Adviser has agreed to reimburse The Primary Income Fund for all expenses exceeding an annual rate of 1.00% of its average daily net assets (for this purpose "all expenses" include the investment advisory fee, but exclude interest, taxes, brokerage commissions and extraordinary items). It is The Primary Income Fund's practice, if any expense reimbursement is necessary, to reduce the investment advisory fee and any other amounts owed the Adviser, by the amount of such excess. The voluntary reimbursements to The Primary Income Fund may be modified or discontinued at any time by the Adviser. During each of the last three fiscal years, The Primary Income Fund's expenses exceeded their respective limits resulting in the fee waivers and expense reimbursements set forth below:



                                                                               Reimbursements
                                      Fiscal Year                                in Addition
                Fund                 Ended June 30          Fees Waived        to Fee Waivers
                ----                 -------------          -----------        --------------
The Primary Income Fund                  2005                  $28,771               $46,444
                                         2004                  $27,017               $40,117
                                         2003                  $24,653               $43,914

                  Under the Advisory Agreements, regardless of the voluntary expense reimbursements discussed above, the Adviser must reimburse each Fund (including The Primary Trend Fund) to the extent that its annual operating expenses, including investment advisory fees (net of any reimbursements made by the Adviser), but excluding interest, taxes, brokerage commissions and extraordinary items, exceed that percentage of the average net assets of such Fund for such year, as determined by valuations made as of the close of each business day of the year, which is the most restrictive percentage provided by the state laws of the various states in which the shares of such Fund are qualified for sale or, if the states in which the shares of such Fund are qualified for sale impose no such restrictions, 2%. As of the date of this Statement of Additional Information, no such state law provision was applicable to the Funds. Each Fund monitors its expense ratio on a monthly basis. If the accrued amount of the expenses of a Fund exceeds the expense limitation, the Fund records an account receivable from the Adviser for the amount of such excess. In such a situation, the monthly payment of the Adviser's fee will be reduced by the amount of such excess, subject to adjustment month by month during the balance of the Funds' fiscal year if accrued expenses thereafter fall below this limit. The adjustment will be reconciled at the end of the Fund's fiscal year and not carried forward. Except as set forth in the preceding paragraph, no reimbursement was required for the Funds during the fiscal years ended June 30, 2005, 2004 and 2003.

                  Each of the Advisory Agreements will remain in effect as long as its continuance is specifically approved at least annually by (i) the Board of Directors of the applicable Company, or by the vote of a majority (as defined in the Act) of the outstanding shares of the applicable Fund, and (ii) by the vote of a majority of the directors of the applicable Company who are not parties to the Advisory Agreements or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval. Each of the Advisory Agreements provides that it may be terminated at any time without the payment of any penalty, by the Board of Directors of the applicable Company or by vote of a majority of the shares of the applicable Fund, on sixty (60) days' written notice to the Adviser, and by the Adviser on the same notice to the applicable Fund, and that it shall be automatically terminated if it is assigned.

                  The benefits derived by the Adviser from soft dollar arrangements are described under the caption "ALLOCATION OF PORTFOLIO BROKERAGE." None of the directors who are Disinterested Persons, or any members of their immediate family, own shares of the Adviser or companies, other than registered investment companies, controlled by or under common control with the Adviser.

                  The administrator to the Funds is UMB Fund Services, Inc., 803 West Michigan Street, Suite A, Milwaukee, Wisconsin 53233 (the "Administrator"). Each of the Companies and the Administrator entered into administration and fund accounting agreements on January 27, 1997 (the "Administration Agreements") that will remain in effect unless terminated as provided below.

                  Pursuant to the Administration Agreements the Administrator calculates the daily net asset value of each Fund and provides administrative services (which include clerical, compliance and regulatory services such as filing all federal income and excise tax returns and state income tax returns, assisting with regulatory filings, preparing financial statements and monitoring expense accruals). For these services, the Administrator receives from each of the Funds a monthly fee at the annual rate of .15% on the first $50,000,000 of each Fund's average net assets, .12% on the next $50,000,000, and .07% on average net assets in excess of $100,000,000, subject to an annual minimum of $38,588 and $27,563 for The Primary Trend Fund and The Primary Income Fund, respectively, plus out-of-pocket expenses.

                  For the fiscal year ended June 30, 2005, The Primary Trend Fund and The Primary Income Fund paid the Administrator $39,402 and $28,144, respectively, pursuant to the Administration Agreements. For the fiscal year ended June 30, 2004 The Primary Trend Fund and The Primary Income Fund paid the Administrator $37,533 and $26,810, respectively, pursuant to the Administration Agreements. For the fiscal year ended June 30, 2003, The Primary Trend Fund and The Primary Income Fund paid the Administrator $35,742 and $25,531, respectively, pursuant to the Administration Agreements. Each of the Administration Agreements may be terminated on not less than 90 days notice, without the payment of any penalty, by the Board of Directors of the applicable Company or by the Administrator. Pursuant to the Administration Agreements, the Administrator also provides fund accounting services to each of the Funds.

                  The Advisory Agreements and the Administration Agreements provide that the Adviser and the Administrator, as the case may be, shall not be liable to either of the Funds or their shareholders for anything other than willful misfeasance, bad faith, negligence (gross negligence in the case of the Advisory Agreements) or reckless disregard of its obligations or duties. The Advisory Agreements and the Administration Agreements also provide that the Adviser and the Administrator, as the case may be, and their officers, directors and employees may engage in other businesses, devote time and attention to any other business, whether of a similar or dissimilar nature, and render investment advisory services to others.

                               PORTFOLIO MANAGERS

                  The sole investment adviser to the Funds is Arnold Investment Counsel Incorporated. The portfolio managers to the Funds may have responsibility for the day-to-day management of accounts other than the Funds. Information regarding these other accounts is set forth below. The number of accounts and assets is shown as of December 31, 2004.




                                 Number of Other Accounts Managed and Total      Number of Accounts and Total Assets for Which
                                           Assets by Account Type                      Advisory Fee is Performance-Based
                               Registered      Other Pooled                   Registered      Other Pooled
                               Investment      Investment            Other    Investment      Investment            Other
                               Companies       Vehicles            Accounts   Companies       Vehicles             Accounts
Name of Portfolio Managers
Lilli Gust                         --              --               20           --                --                 --

                                  $--             $--          $12,929,832      $--               $--                $--

Barry S. Arnold                    --              --               20           --                --                 --

                                  $--             $--          $12,929,832      $--               $--                $--

                  The portfolio managers of the Adviser are often responsible for managing other accounts. The Adviser typically assigns accounts with similar investment strategies to the portfolio managers to mitigate the potentially conflicting investment strategies of accounts. Other than potential conflicts between investment strategies, the side-by-side management of both the Funds and other accounts may raise potential conflicts of interest due to the interest held by the Adviser or one of its affiliates in an account and certain trading practices used by the portfolio managers (for example, cross trades between a Fund and another account and allocation of aggregated trades). The Adviser has developed policies and procedures reasonably designed to mitigate those conflicts. In particular, the Adviser has adopted policies limiting the ability of portfolio managers to cross securities between Funds and policies designed to ensure the fair allocation of securities purchased on an aggregated basis.


                  The portfolio managers are compensated in various forms. The following table outlines the forms of compensation paid to each portfolio manager as of December 31, 2004.




                                                                                     Method Used to Determine Compensation
                                                                                 (Including Any Differences in Method Between
Name of Portfolio Managers    Form of Compensation     Source of Compensation                    Account Types)
--------------------------    --------------------     ----------------------                    --------------
Lilli Gust                        Salary/Bonus            Arnold Investment      Ms. Gust receives a fixed salary that is
                                                        Counsel Incorporated     set by reference to industry standards.
                                                                                 She also receives an annual subjective
                                                                                 bonus based solely on the overall
                                                                                 profitability of the Adviser after taxes
                                                                                 for the prior fiscal year.

Barry S. Arnold                   Salary/Bonus            Arnold Investment      Mr. Arnold receives a fixed salary that is
                                                        Counsel Incorporated     set by reference to industry standards.
                                                                                 He also receives an annual subjective
                                                                                 bonus based solely on the overall
                                                                                 profitability of the Adviser after taxes
                                                                                 for the prior fiscal year.



The dollar range of shares of The Primary Trend Fund beneficially owned by Ms. Gust is over $1,000,000 and the dollar range of shares of The Primary Trend Fund beneficially owned by Mr. Arnold is $100,001 - $500,000. The dollar range of shares of The Primary Income Fund beneficially owned by Ms. Gust is $500,001 - $1,000,000 and the dollar range of shares of The Primary Income Fund beneficially owned by Mr. Arnold is $100,001 - $500,000.


                        DETERMINATION OF NET ASSET VALUE

                  The net asset value of each Fund normally is determined as of the close of regular trading (currently 3:00 P.M. Central Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is open for trading Monday through Friday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday, and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.

                  The net asset value (or "price") per share of each Fund is determined by dividing the total value of that Fund's investments and other assets, less any liabilities, by its number of outstanding shares.

                  In calculating the net asset value of the Funds, portfolio securities listed on a national securities exchange are valued at the last sale price on the day the valuation is made, and Securities that are traded on the Nasdaq National Market or the Nasdaq Smallcap Market are valued at the Nasdaq Official Closing Price. If no sale is reported, the average of the latest bid and asked prices is used. Other securities for which market quotations are readily available are valued at the average of the latest bid and asked prices. Debt securities (other than short-term instruments) are valued at prices furnished by a national pricing service, subject to review by the Adviser and determination of the appropriate price whenever a furnished price is significantly different from the previous day's furnished price. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the appropriate Company's Board of Directors. Short-term debt instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market. Other types of securities that the Funds may hold for which fair value pricing might be required include, but are not limited to: (a) illiquid securities, including "restricted" securities and private placements for which there is no public market; (b) securities of an issuer that has entered into a restructuring; and (c) securities whose trading has been halted or suspended. Further, if events occur that materially affect the value of a security between the time trading ends on that particular security and the close of the normal trading session of the New York Stock Exchange, the Funds may value the security at its fair value. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. There can be no assurance that the Funds could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Funds determine their net asset value per share.

                               PURCHASE OF SHARES

                  The Articles of Incorporation of The Primary Trend Fund, Inc. permit the issuance of shares of The Primary Trend Fund in exchange for securities of a character which are permitted investments of such Fund. Similarly, the Articles of Incorporation of The Primary Income Funds, Inc. permit the issuance of shares of The Primary Income Fund in exchange for securities of a character which are permitted investments of such Fund. However, neither Company anticipates issuing Fund shares for investment securities in the foreseeable future. Any such issuances will be limited to a bona fide reorganization, statutory merger, or other acquisitions of portfolio securities which: (a) meet the investment objectives and policies of the applicable Fund;
(b) are acquired for investment and not for resale; (c) are liquid securities which are not restricted as to transfer either by law or liquidity of market; and (d) have a value which is readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on the American Stock Exchange, the New York Stock Exchange, or the Nasdaq Stock Market. For purposes of determining the number of shares to be issued, the securities to be exchanged will be valued in the same manner as the applicable Fund's portfolio securities.


                  Each Fund offers an automatic investment plan. Pursuant to this plan shareholders wishing to invest fixed dollar amounts in a particular Fund every month can make automatic purchases of $50 or more on any date of the month. If that day is a weekend or holiday, the purchase will be made the following business day. There is no service fee for participating in this plan. In order to participate in the plan, a shareholder's financial institution must be a member of the Automated Clearing House network. To use this service, you must authorize the Funds to transfer funds from your bank checking or savings account by completing an automatic investment plan application and you must include a voided check or pre-printed savings deposit slip. A separate application is needed for each Fund, which may be obtained by calling the Funds at 1-800-443-6544.

                              REDEMPTION OF SHARES

                  A shareholder's right to redeem shares of either Fund will be suspended and the shareholder's right to payment postponed for more than seven days for any period during which the New York Stock Exchange is closed because of financial conditions or any other extraordinary reason and may be suspended for any period during which (a) trading on the New York Stock Exchange is restricted pursuant to rules and regulations of the Securities and Exchange Commission, (b) the Securities and Exchange Commission has by order permitted such suspension or (c) such emergency, as defined by rules and regulations of the Securities and Exchange Commission, exists as a result of which it is not reasonably practicable for the applicable Fund to dispose of such Fund's securities or to determine fairly the value of its net assets.

                  Shareholders owning Fund shares worth at least $25,000 may withdraw a fixed amount at regular monthly or quarterly intervals through the Funds' systematic withdrawal plan. Shareholders participating in the systematic withdrawal plan cannot hold shares in certificate form. The systematic withdrawal plan is not available for IRA accounts or other retirement plans other than for IRA periodic automated distributions. There is no charge for such IRA periodic automated distributions, but a $25 fee is charged for other non-automated, ad hoc distributions from IRA accounts or other retirement plans. To establish a systematic withdrawal plan, shareholders should call the Funds at 1-800-443-6544 for the necessary forms.


                  The minimum amount of a withdrawal payment is $100. These payments will be made from the proceeds of planned periodic redemption of shares in the shareholder's account. Redemptions can be made monthly or quarterly on any day the shareholder chooses. If that day is a weekend or holiday, the redemption will be made the following business day. When participating in the systematic withdrawal plan, it is recommended that all income and capital gains distributions payable on shares held in the shareholder's account be reinvested in additional shares. Shareholders may deposit additional Fund shares in their account at any time.


                  Withdrawal payments cannot be considered as yield or income on a shareholder's investment, since portions of each payment may consist of a return of capital. Depending on the size or frequency of the withdrawals requested, and the fluctuation in the value of a Fund's portfolio, redemptions for the purpose of making such withdrawals may reduce or even exhaust the account.

                  Shareholders may vary the amount or frequency of withdrawal payments, temporarily discontinue them, or change the designated payee or payee's address, by giving two weeks advance notice to the Funds. Certain changes may be made by telephone.

                                EXCHANGING SHARES

                  Shareholders may exchange shares of any Fund for Class A shares of the First American Prime Obligations Fund, a money market mutual fund, at their net asset value and at a later date exchange such shares and shares purchased with reinvested dividends for shares of the Funds at net asset value. The exchange privilege does not in any way constitute an offering of, or recommendation on the part of the Funds or the Adviser of, an investment in the First American Prime Obligations Fund. Any shareholder who considers making such an investment through the exchange privilege should obtain and review the prospectus of the First American Prime Obligations Fund before exercising the exchange privilege. The exchange privilege will not be available if (i) the proceeds from a redemption of shares are paid directly to the shareholder or at his or her discretion to any person other than the Funds or (ii) the proceeds from redemption in the shares of the First American Prime Obligations Fund are not immediately reinvested in shares of the Funds through a subsequent exercise of the exchange privilege. Shareholders may exchange shares only for shares that have been registered in their state.

                  Exchanges may only be made between identically registered accounts. If certificates are held, they must first be properly delivered with the shareholder's exchange request. Exchanges with the First American Prime Obligations Fund are subject to its minimum purchase and redemption amounts. Once an exchange request is made, it may not be modified or cancelled.

                  The exchange privilege is not designed to afford shareholders a way to play short-term swings in the market. The Primary Trend Funds are not suitable for that purpose. The Funds reserve the right, at any time without prior notice, to suspend, limit, modify or terminate the exchange privilege or its use in any manner by any person or class. In particular, since an excessive number of exchanges may be disadvantageous to other shareholders, the Funds reserve the right to terminate the exchange privilege of any shareholder who makes more than five exchanges of shares of any one Fund during any twelve-month period or three exchanges during any three-month period.

                  The Funds have set the maximum telephone exchange per account per day at $100,000, with a maximum of $1,000,000 per day per related accounts. Each Fund reserves the right to refuse a telephone exchange if it believes it to be in the best interest of all shareholders to do so. Procedures for exchanging shares by telephone may be modified or terminated at any time by the Funds or U.S. Bancorp Fund Services, LLC. Neither the Funds, U.S. Bancorp Fund Services, LLC nor their agents will be liable for following instructions received by telephone that they reasonably believe to be genuine, provided reasonable procedures are used to confirm the genuineness of the telephone instructions, but may be liable for unauthorized transactions if they fail to follow such procedures. These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls. Only two (2) telephone exchanges per account are allowed during any twelve-month period.

                  Shareholders may exchange fixed dollar amounts between Funds (including the First American Prime Obligations Fund) and/or Fund accounts automatically every month, every quarter or annually by using the Funds' automatic exchange plan. The automatic exchange transaction can be made on any day the shareholder chooses. If that day is a weekend or holiday, the exchange will be made the following business day. The minimum exchange per transaction is $50. Shareholders may also automatically exchange dividend and capital gain distributions between Funds on the dividend payment date. The automatic exchange plan is not available for exchanges from regular accounts into IRA or other qualified plan accounts. Shareholders should call the Funds at 1-800-443-6544 to obtain the forms necessary to establish the automatic exchange plan.

                        ALLOCATION OF PORTFOLIO BROKERAGE

                  Decisions to buy and sell securities for the Funds are made by the Adviser subject to review by the appropriate Company's Board of Directors. In placing purchase and sale orders for portfolio securities for each Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Adviser's evaluation of the broker's efficiency in executing and clearing transactions and the broker's financial strength and stability. The most favorable price to the Funds means the best net price without regard to the mix between the purchase or sale price and commission, if any. Over-the-counter securities may be purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price (i.e. "markups" when the market maker sells a security and "markdowns" when the market maker purchases a security). In some instances the Adviser feels that better prices are available from non-principal market makers who are paid commissions directly.

                  In allocating brokerage business for the Funds, the Adviser also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm's analysts for consultation. While the Adviser believes these services have substantial value, they are considered supplemental to the Adviser's own efforts in the performance of its duties under the Agreements. Other clients of the Adviser may indirectly benefit from the availability of these services to the Adviser, and the Funds may indirectly benefit from services available to the Adviser as a result of transactions for other clients. The Adviser may cause the Funds to pay a broker which provides brokerage and research services to the Adviser a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the same transaction, if the Adviser determines that such commission is reasonable in relation to the value of the services provided by the executing broker viewed in terms of either the particular transaction or the Adviser's overall responsibilities with respect to the Funds and the other accounts as to which it exercises investment discretion.


                  Brokerage commissions paid by The Primary Trend Fund during its fiscal years ended June 30, 2005, 2004, and 2003 totaled $27,872 on transactions of $11,855,333; $19,510 on transactions of $8,430,255; and $16,482 on transactions of $5,985,105, respectively. During the fiscal year ended June 30, 2005, The Primary Trend Fund paid commissions of $29,872 on transactions of $11,855,333 to brokers who provided research services to the Adviser. Brokerage commissions paid by The Primary Income Fund during its fiscal years ended June 30, 2005, 2004 and 2003 totaled $3,701 on transactions of $1,700,130; $3,084 on transactions of $1,453,547; and $3,000 on transactions of $1,107,732, respectively. During the fiscal year ended June 30, 2005, The Primary Income Fund paid commissions of $3,701 on transactions of $1,700,130 to brokers who provided research services to the Adviser.

                                    CUSTODIAN

                  U. S. Bank, N.A. ("U.S. Bank"), 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as custodian for the Funds. As such, U. S. Bank holds all securities and cash of the Funds, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the respective Companies. U.S. Bank does not exercise any supervisory function over the management of the Funds, the purchase and sale of securities or the payment of distributions to shareholders. An affiliate of U.S. Bank, U.S. Bancorp Fund Services, LLC, acts as the Funds' transfer agent and dividend disbursing agent.

                                      TAXES

                  Each Fund intends to qualify annually for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Code Each Fund has so qualified in each of its fiscal years. If a Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such, the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of a Fund that did not qualify as a regulated investment company under Subchapter M would not be liable for income tax on the Fund's net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund's net investment income or net realized capital gains, would be treated as taxable dividends to the extent of accumulated earnings and profits of the Fund.

                  Dividends from each Fund's net investment income and distributions from each Fund's net realized short-term capital gains are taxable to shareholders as ordinary income (although a portion of such dividends may be taxable to investors at the lower rate applicable to dividend income), whether received in cash or in additional shares. The 70% dividends-received deduction for corporations may apply to such dividends and distributions, subject to proportionate reductions if the aggregate dividends received by a Fund from domestic corporations in any year are less than 100% of such Fund's net investment company income taxable distributions.

                  Any dividend or capital gains distribution paid shortly after a purchase of shares will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, if the net asset value of the shares immediately after a dividend or distribution is less than the cost of such shares to the shareholder, the dividend or distribution will be taxable to the shareholder even though it results in a return of capital.

                  Shareholders may realize a capital gain or capital loss in any year in which they redeem shares. The gain or loss is the difference between the shareholder's basis (cost) and the redemption price of the shares redeemed.


                  Each Fund may be required to withhold federal income tax at a rate of 28% ("backup withholding") from dividend payments and redemption proceeds if a shareholder fails to furnish such Fund with his Social Security or other tax identification number and certify under penalty of perjury that such number is correct and that he is not subject to backup withholding due to the underreporting of income, or if the Internal Revenue Service requires withholding due to the underreporting of income. The certification form is included as part of the account application and should be completed when the account is opened.


                  This section is not intended to be a complete discussion of present or proposed federal income tax laws and the effect of such laws on an investor. Investors are urged to consult with their respective tax advisers for a complete review of the tax ramifications of an investment in the Funds.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                  The Funds' financial statements are audited annually by independent registered public accounting firm approved by the Funds' Directors each year. In years in which an annual shareholder meeting is held, the Directors may submit their selection of the independent registered public accounting firm to the shareholders for ratification. BKD, LLP, 1360 Post Oak Boulevard, Suite 1900, Houston, Texas 77056-3049, is the Funds' present independent registered public accounting firm.

                              SHAREHOLDER MEETINGS

                  The Wisconsin Business Corporation Law permits registered investment companies, such as the Companies, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the Act. Each of the Companies has adopted the appropriate provisions in its bylaws and, at its discretion, may not hold an annual meeting in any year in which none of the following matters is required to be acted upon by the shareholders under the Act: (i) election of directors; (ii) approval of an investment advisory agreement; (iii) ratification of the selection of the independent registered public accounting firm; and (iv) approval of a distribution agreement.

                  Each Company's bylaws also contain procedures for the removal of directors by its shareholders. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

                  With respect to each Company, upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Company shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any director. Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to a Company's Secretary in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Company; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

                  If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

                  After opportunity for hearing upon the objections specified in the written statement so filed, the Securities and Exchange Commission may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Securities and Exchange Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

                                CAPITAL STRUCTURE

The Primary Trend Fund, Inc.

                  The Primary Trend Fund's authorized capital consists of 30,000,000 shares of common stock. Each share has one vote, and all shares participate equally in dividends and other distributions by The Primary Trend Fund and in the residual assets of The Primary Trend Fund in the event of liquidation. Shares of The Primary Trend Fund, Inc. have no preemptive, conversion, subscription or cumulative voting rights. Consequently, the holders of more than 50% of the shares voting for the election of directors can elect the entire Board of Directors, and in such event, the holders of the remaining shares voting will not be able to elect any person or persons to the Board of Directors.

The Primary Income Funds, Inc.

                  The authorized capital of The Primary Income Funds, Inc. consists of 30,000,000 Primary Income Fund shares. Each share has one vote, and all shares participate equally in dividends and other distributions by The Primary Income Fund and in the residual assets of The Primary Income Fund in the event of liquidation. Shares of The Primary Income Funds, Inc. have no preemptive, conversion, subscription, or cumulative voting rights. Consequently, the holders of more than 50% of the shares of The Primary Income Funds, Inc. voting for the election of directors can elect the entire Board of Directors, and in such event, the holders of the remaining shares voting will not be able to elect any person or persons to the Board of Directors.

Miscellaneous

                  The shares of each Fund are redeemable and transferable. All shares issued and sold by The Primary Trend Funds will be fully paid and nonassessable, except as provided in Section 180.0622(2)(b) of the Wisconsin Business Corporation Law. Fractional shares have the same rights proportionately as to full shares.

                  The Primary Trend Fund, Inc. and The Primary Income Funds, Inc. are separately incorporated investment companies. Each of the Funds is described in the Prospectus and the Statement of Additional Information in order to help investors understand the similarities and differences among the Funds. Because the Funds share a Prospectus and Statement of Additional Information, there is a possibility that one Fund might become liable for a misstatement, inaccuracy or disclosure in a Prospectus or Statement of Additional Information concerning another Fund.

                        DESCRIPTION OF SECURITIES RATINGS

                  Each of the Funds may invest in "investment grade" corporate obligations (securities rated "BBB" or better by Standard & Poor's Corporation or "Baa" or better by Moody's Investors Service, Inc.). Additionally, each Fund may, from time to time, purchase corporate obligations rated less than investment grade if, in the opinion of the Adviser, such lesser rating is due to a special situation or other extenuating circumstance. Finally each of the Funds may invest in commercial paper rated in the highest two rating categories of Standard & Poor's Corporation or Moody's Investors Service, Inc. A brief description of the ratings symbols and their meanings follows.

                  Standard & Poor's Corporation ("Standard & Poor's") Debt Ratings. A Standard & Poor's corporate debt rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.

                  The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

                  The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

                  The ratings are based, in varying degrees, on the following considerations:

                  I. Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

                  II. Nature of and provisions of the obligation; and

                  III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                  The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity, Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy.

                  AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

                  AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

                  A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in the higher rated categories.

                  BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

                  BB, B, CCC, CC Bonds are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

                  Moody's Investors Service, Inc. ("Moody's") Bond Ratings.

                  Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed.

                  Aaa - Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  Aa - Bonds which are Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                  A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  Baa - Bonds which are rated Baa are considered as medium grade obligations; (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                  B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                  Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                  Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                  C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                  Moody's applies numerical modifiers 1, 2 and 3 in each of the foregoing generic rating classifications. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

                  Standard & Poor's Commercial Paper Ratings. A Standard & Poor's commercial paper rating is a current opinion of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. The three highest categories are as follows:

                  A-1. This highest category indicates that the degree of safety regarding timely payment is strong. Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

                  A-2. Capacity for timely payment on issues with this designation is satisfactory. However the relative degree of safety is not as high as for issuers designated "A-1".

                  A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying a higher designation.

                  Moody's Short-Term Debt Ratings. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed.

                  Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

                  Prime-1 - Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

               o    Leading market positions in well-established industries.

               o    High rates of return on funds employed.

               o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

               o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

               o Well-established access to a range of financial markets and assured sources of alternate liquidity.

                  Prime-2 - Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                  Prime-3 - Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                  Not Prime - Issuers rated Not Prime do not fall within any of the prime rating categories.

                                     PART C

                                OTHER INFORMATION

Item 23. Exhibits

          (a)       Registrant's Articles of Incorporation.(1)

          (b)       Registrant's By-Laws, as amended.(1)

          (c)       None.

          (d) Investment Advisory Agreement with Arnold Investment Counsel Incorporated.(1)

          (e)       None.

          (f)       None.

          (g) Custodian Agreement with U.S. Bank, N.A. (successor to First Wisconsin Trust Company).(1)

          (h) Administration and Fund Accounting Agreement with UMB Fund Services, Inc. (successor to Sunstone Financial Group, Inc.).(1)

          (i)       Opinion of Foley & Lardner LLP, counsel for Registrant.


          (j)       Consent of BKD, LLP, independent auditors.


          (k)       None.

          (l)       Investment Agreement.(1)

          (m)       None.

          (n)       None.


          (p) Code of Ethics of The Primary Trend Fund, Inc., The Primary Income Funds, Inc. and Arnold Investment Counsel Incorporated.(2)


--------------------------
  (1) Previously filed as an exhibit to Post-Effective Amendment No. 19 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 19 was filed on August 29, 1997 and its accession number is 0000897069-97-000378.


  (2) Previously filed as an exhibit to Post-Effective Amendment No. 27 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 27 was filed on August 30, 2005 and its accession number is 0000897069-05-002137.


Item 24. Persons Controlled by or under Common Control with Registrant


                  Registrant is not controlled by any person. Registrant neither controls any person nor is under common control with any person.

Item 25. Indemnification

                  The Wisconsin Business Corporation Law and Registrant's By-Laws provide for the indemnification of Registrant's directors and officers in a variety of circumstances, which may include liability under the Securities Act of 1933.

                  The By-Laws provide that any director, officer, agent or employee of Registrant and any person similarly serving another enterprise at the request of Registrant is entitled to indemnification against expenses, judgments, fines and amounts paid in settlement reasonably incurred in any threatened, pending or completed proceeding if such person acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of Registrant, and with respect to any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful; provided that Registrant may not indemnify any such person in relation to matters to which such person shall be adjudged in such action, suit or proceeding to be liable for gross negligence, willful misfeasance, bad faith or reckless disregard of the duties and obligations involved in the conduct of his office. Unless ordered by a court, the determination that indemnification of an individual is proper is to be made by (i) the board of directors, by a majority vote of a quorum which consists of directors who were not parties to the action, suit or proceeding nor interested persons of Registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940; or (ii) if the required quorum is not obtainable or if a quorum of disinterested directors so direct, by independent legal counsel in a written opinion.

                  Expenses, including attorneys' fees, incurred in the preparation of and/or presentation of the defense of a civil or criminal action, suit or proceeding may be paid by Registrant in advance of the final disposition of such action, suit or proceeding in accordance with the requirements of the Wisconsin Business Corporation Law and the Securities and Exchange Commission. The current requirements are: (i) the indemnitee must undertake to repay such amount unless it shall ultimately be determined that the indemnitee is entitled to indemnification; and (ii) any of the following is made a condition of the advance: (A) the indemnitee shall provide a security for his undertaking; (B) Registrant shall be insured against losses arising by reason of any lawful advances; or (C) a majority of a quorum of the disinterested non-party directors of Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee will be found entitled to indemnification.

                  Notwithstanding the foregoing, Section 180.0851 of the Wisconsin Business Corporation Law provides for mandatory indemnification (a) if a director, officer, employee or agent was successful on the merits or otherwise in the defense of a proceeding, and (b) if the director, officer, employee or agent was not successful on the merits or otherwise but the liability incurred was not the result of a breach or failure to perform a duty which constituted any of the following: (1) a willful failure to deal fairly with the corporation or its shareholders in connection with a matter in which the director, officer, employee or agent has a material conflict of interest; (2) a violation of criminal law, unless the director, officer, employee or agent had reasonable cause to believe his or her conduct was unlawful; (3) a transaction from which the director, officer, employee or agent derived an improper personal benefit; or (4) willful misconduct.

                  Insofar as indemnification for and with respect to liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person or Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser

                  Information with respect to Ms. Lilli Gust and Mr. Barry S. Arnold is incorporated by reference to the Statement of Additional Information pursuant to Rule 411 under the Securities Act of 1933.

Item 27. Principal Underwriters

                  Registrant has no principal underwriters.

Item 28. Location of Accounts and Records

                  All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are located at the corporate offices of UMB Fund Services, Inc., 803 West Michigan Street, Suite A, Milwaukee, Wisconsin 53233.

Item 29. Management Services

                  All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 30. Undertakings

                  Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES



                  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amended Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee and State of Wisconsin on the 28th day of October, 2005.



                                    THE PRIMARY TREND FUND, INC.
                                        (Registrant)


                                    By:  /s/ Lilli Gust
                                       -----------------------------------------
                                        Lilli Gust
                                        President

                  Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.





          Name                                             Title                                       Date

/s/ Lilli Gust                                     Principal Executive                           October 28, 2005
------------------------------------------         Officer and Principal
Lilli Gust                                         Financial and Accounting
                                                   Officer


/s/ Barry S. Arnold                                Director                                      October 28, 2005
------------------------------------------
Barry S. Arnold


/s/ Clark J. Hillery                               Director                                      October 28, 2005
------------------------------------------
Clark J. Hillery

                                                   Director                                      October ___, 2005
------------------------------------------
William J. Rack

                                  EXHIBIT INDEX

      Exhibit No.                        Exhibit
      -----------                        -------


          (a)       Registrant's Articles of Incorporation*

          (b)       Registrant's By-Laws, as amended*

          (c)       None

          (d) Investment Advisory Agreement with Arnold Investment Counsel Incorporated*

          (e)       None

          (f)       None

          (g) Custodian Agreement with U.S. Bank, N.A. (successor to First Wisconsin Trust Company)*

          (h) Administration and Fund Accounting Agreement with UMB Fund Services, Inc. (successor to Sunstone Financial Group, Inc.)*

          (i)       Opinion of Foley & Lardner LLP, counsel for Registrant


          (j)       Consent of BKD, LLP, independent auditors


          (k)       None

          (l)       Investment Agreement*

          (m)       None

          (n)       None


          (p) Code of Ethics of The Primary Trend Fund, Inc., The Primary Income Funds, Inc. and Arnold Investment Counsel Incorporated*


----------------------

* Previously filed.